Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Innovative Solutions and Support, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

        You are invited to attend the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc. (the "Company").

        Date:    Tuesday, April 2, 2019

        Time:    10:00 a.m., Eastern Standard Time

        Place:    720 Pennsylvania Drive, Exton, Pennsylvania 19341

Purposes of the Meeting:

  1.
  To elect six (6) directors to hold office until the annual meeting of the shareholders in 2020, or until their respective successors have been duly elected and qualified;

  2.
  To approve the Company's 2019 Stock-Based Incentive Compensation Plan;

  3.
  To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2019; and

  4.
  To transact any other business that may properly come before the meeting.

Record Date:

        January 22, 2019 is the record date for the meeting. This means that holders of the Company's common stock at the close of business on that date are entitled to:

  •
  receive notice of the meeting; and

  •
  vote at the meeting and any adjournment or postponement of the meeting.

        In the event that the meeting is adjourned for one or more periods totaling at least 15 days due to the fact that there is not a proper quorum, the shareholders entitled to vote who attend the adjourned meeting, even if there is not a proper quorum, shall constitute a quorum for the purpose of acting upon any of the named matters above.

        The Company considers your vote important and encourages you to vote as soon as possible.

/s/ GEOFFREY S. M. HEDRICK Chairman of the Board and Chief Executive Officer

February 21, 2019

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

PROXY STATEMENT
for
Annual Meeting of Shareholders
April 2, 2019

        The Board of Directors (the "Board") of Innovative Solutions and Support, Inc. ("ISS" or the "Company") is soliciting your proxy to vote your shares at the Company's 2019 annual meeting of shareholders (the "Annual Meeting"). The Annual Meeting will be held on April 2, 2019 at 10:00 a.m., local time, at the Company's corporate offices at 720 Pennsylvania Drive, Exton, Pennsylvania. ISS intends to mail a Notice of Internet Availability of Proxy Materials (sometimes referred to as the "Notice"), and to make this Proxy Statement available to its shareholders of record entitled to vote at the Annual Meeting, on or about February 21, 2019.

ABOUT THE MEETING

Your vote is important.

        In accordance with the rules and regulations adopted by the Securities and Exchange Commission ("SEC"), instead of mailing a printed copy of the proxy materials to each shareholder of record, the Company may now furnish proxy materials, including this Proxy Statement, the proxy card, and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2018 (the "Annual Report") to the Company's shareholders by providing access to such documents on the Internet. Shareholders will not receive printed copies of the proxy materials unless requested. Instead, the Notice will instruct shareholders as to how they may access and review all of the proxy materials. The Notice also instructs shareholders how to submit a proxy through the Internet. If you would like to receive a paper copy or e-mail copy of your proxy materials, you should follow the instructions for requesting such materials included in the Notice. ISS will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials, and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

        You may revoke this proxy at any time before it is voted by written notice to the Chief Financial Officer of the Company, Relland M. Winand, by submission of a proxy bearing a later date, or by casting a ballot at the Annual Meeting. Properly executed and delivered proxies that are received before the Annual Meeting's adjournment will be voted in accordance with the directions provided or, if no directions are provided, your shares will be voted by one of the individuals named on your proxy card, as recommended by the Board. If you wish to give a proxy to someone other than those named on the proxy card, you should cross out those names and insert the name(s) of the person(s), not more than three, to whom you wish to give your proxy.

        If you want to vote in person at the Annual Meeting and you hold shares of Company common stock in "street name," you must obtain a proxy card from your broker and bring that proxy card to the Annual Meeting, together with a copy of a brokerage statement reflecting your common stock ownership as of the record date.

Who can vote?

        You can vote if, as of the close of business on January 22, 2019, you were a shareholder of record of the Company's common stock. On that date, 16,907,484 shares of ISS common stock were outstanding and entitled to vote. The Company does not have any other classes of voting stock outstanding other than ISS common stock. Each share of common stock is entitled to one vote, and there are no cumulative voting rights when voting for directors. A list of shareholders eligible to vote will be available at the offices of Innovative Solutions and Support, Inc., 720 Pennsylvania Drive, Exton, Pennsylvania 19341 beginning February 21, 2019. Shareholders may examine this list during normal business hours for any purpose relating to the Annual Meeting.

        If you and other residents at your mailing address own shares of common stock in "street name," your broker or bank may have notified you that your household will receive only one annual report and proxy statement, or one notice of internet availability of proxy materials, as applicable, for each company in which you hold stock through that broker or bank. This practice is known as "house-holding." Unless you responded that you did not want to participate in "house-holding," you were deemed to have consented to the process. Each shareholder will continue to receive a separate proxy card or voting instruction card.

        If you did not receive an individual copy of this year's Proxy Statement or Annual Report, ISS will send a copy to you if you address a written request to the Company's Chief Financial Officer, Relland M. Winand, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

        If you would like to receive your own set of the Company's future annual reports, proxy statements and other annual disclosure documents, or if you share an address with another Company shareholder and, together, both of you would like to receive only a single set of such documents, you should contact your broker or bank, or you may contact the Company at the above address and phone number.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purpose of consideration and action on the matter. Abstentions from voting and broker "non-votes" will be counted toward a quorum. A broker "non-vote" occurs when the nominee holding a shareholder's shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the shareholder.

What vote is required and what is the method of calculation?

        In accordance with the Company's Amended and Restated Bylaws, as amended (the "Amended and Restated Bylaws") an affirmative vote of a majority of the votes properly cast at the Annual Meeting is required for approval of all matters. Abstentions or broker "non-votes" (described below) will not be counted for or against matters to be acted on at the Annual Meeting.

What is the difference between a routine and a non-routine matter?

        Matters to be voted upon at the Annual Meeting are either routine or non-routine matters. The following proposal is considered a routine matter:

  •
  Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2019 (Proposal No. 3).

        A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker "non-votes" are expected in connection with Proposal No. 3.

        The following proposals are considered "non-routine" matters:

  •
  Election of six (6) directors to hold office until the annual meeting of the shareholders in 2020, or until their respective successors have been duly elected and qualified (Proposal No. 1); and

  •
  Approval of Company's 2019 Stock-Based Incentive Compensation Plan (Proposal No. 2).

        If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a "broker non-vote." Therefore, broker "non-votes" may exist in connection with Proposal No. 1 and Proposal No. 2.

What matters will be voted on?

        The Board does not intend to bring any other matters before the Annual Meeting except the matters listed in the Notice of Annual Meeting of Shareholders, and the Board is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters are properly submitted before the Annual Meeting to be voted on, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

        Most shareholders have three ways to vote by proxy: by telephone, by the Internet, or by return of the proxy card. To vote by telephone or by the Internet, you must follow the instructions set forth on the Notice that you receive. To vote by mail, you must sign and date each proxy card you receive, mark the boxes indicating how you wish to vote, and return the proxy card. Do not return the proxy card if you vote by telephone or by the Internet.

Can I change my vote after I return my proxy card?

        Yes. You can change or revoke your proxy at any time before the Annual Meeting either by notifying the Company's Secretary and Chief Financial Officer in writing or by sending another executed proxy card dated later than the first proxy card. Your attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares of common stock that you hold beneficially, you may change or revoke your proxy by submitting new voting instructions to your broker or nominee.

Can I vote in person at the Annual Meeting instead of voting by proxy?

        Yes. However, the Company encourages you to vote by proxy to ensure that your shares of common stock are represented and voted. If you attend the Annual Meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

        The Company will pay all costs in connection with the Annual Meeting, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and proxy card, as well as handling and tabulating the proxies returned. In addition to the use of mail, proxies may be solicited by directors, officers, and employees of the Company, without additional compensation, in person, or by telephone or other electronic means. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company's common stock.

Who can help answer your questions?

        If you have questions about the Annual Meeting or would like additional copies of this Proxy Statement, you should contact the Company's Chief Financial Officer, Relland M. Winand, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

Annual Report

        On written request, ISS will provide, without charge, a copy of its Annual Report (including a list briefly describing the exhibits thereto), filed with the SEC, to any record holder or beneficial owner of its common stock on January 22, 2019, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of the Company's Chief Financial Officer at the address set forth above.

 SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

        The following table sets forth certain information with respect to the beneficial ownership, as of January 22, 2019, of each person whom the Company knew to be the beneficial owner of more than 5% of its common stock. To the knowledge of the Company, each of the shareholders named below has sole or shared power to vote or direct the vote of such shares of common stock or the sole or shared investment power with respect to such shares of common stock, unless otherwise indicated. The information provided in the table is based on the Company's records, information filed with the SEC and information provided to the Company.

	Common Stock
Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Geoffrey S. M. Hedrick(2)	3,535,567	20.9%
WealthTrust Axiom LLC(3)	1,410,174	8.3%
Norman H. Pessin(4)	1,251,944	7.4%
Central Square Management LLC(5)	875,417	5.2%

(1)
As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 16,907,484 shares of common stock outstanding as of January 22, 2019.

(2)
Mr. Hedrick's address is c/o Innovative Solutions and Support, Inc., 720 Pennsylvania Drive, Exton, PA 19341. Includes 408 shares owned by Mr. Hedrick's spouse.

(3)
Based solely on Schedule 13G/A filed on January 7, 2019. WealthTrust Axiom LLC's address is 550 Swedesford Road, Suite 110, Wayne, PA 19087.

(4)
Based solely on Schedule 13D/A filed on September 22, 2016. Norman H. Pessin's address is 366 Madison Avenue, 14th Floor, New York, NY 10017.

(5)
Based solely on Schedule 13G/A filed on September 10, 2014. Central Square Management LLC's address is 1813 N. Mill Street, Suite F, Naperville, IL 60563.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership, as of January 22, 2019, of (i) each director, (ii) the chief executive officer, the chief financial officer and the Company's other executive officers during the fiscal year ended September 30, 2018, and (iii) all the directors and executive officers as a group. Each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated. The information provided in the table is based on the Company's records, information filed with the Securities and Exchange Commission, and information provided to the Company.

	Common Stock
Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Geoffrey S. M. Hedrick(2)	3,535,567	20.9%
Shahram Askarpour(3)	519,500	3.1%
Robert E. Mittelstaedt, Jr.	223,658	1.3%
Winston J. Churchill	126,546	*
Robert H. Rau(4)	115,125	*
Glen R. Bressner	123,053	*
Roger A. Carolin(5)	35,050	*
Relland M. Winand	—	*
All executive officers and directors as a group (8 persons)	4,678,499	27.7%

*
Less than 1%.

(1)
As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 16,907,484 shares of common stock outstanding as of January 22, 2019.

(2)
Includes 408 shares owned by Mr. Hedrick's spouse.

(3)
Includes 2,500 common shares owned beneficially by Dr. Askarpour, 515,000 common shares which Dr. Askarpour has the right to acquire pursuant to vested stock options as of January 22, 2019, and 2,000 common shares owned by Dr. Askarpour's wife.

(4)
Includes 47,198 shares owned by a family trust of Mr. Rau.

(5)
Shares are held jointly with Mr. Carolin's wife.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about ISS common stock that may be issued upon the exercise of options and rights under all of the Company's existing equity compensation plans and arrangements as of September 30, 2018, including the 2009 Stock-Based Incentive Compensation Plan (the "2009 Plan").

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by security holders	550,834	$3.32	208,128
Equity compensation plans not approved by security holders	—	—	—
Total	550,834	$3.32	208,128

        In the fiscal years ended September 30, 2018, 2017 and 2016, awards were granted to the Company's non-employee directors under the Company's then existing equity compensation plans and arrangements with respect to 57,470, 67,115 and 56,376 shares, respectively.

2009 Stock-Based Incentive Compensation Plan

        The Company's 2009 Plan was approved by the Company's shareholders at the Company's Annual Meeting of Shareholders held on March 12, 2009. The 2009 Plan authorizes the grant of stock appreciation rights, restricted stock, options, and other equity-based awards (collectively referred to as "Awards"). Options granted under the 2009 Plan may be either "incentive stock options", as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, as determined by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee").

        Subject to an adjustment necessary upon a stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution, or similar corporate transaction or event, the maximum number of shares of common stock available for awards under the 2009 Plan is 1,200,000, all of which may be issued pursuant to Awards of incentive stock options or nonqualified stock options. In addition, the 2009 Plan provides that no more than 300,000 shares may be awarded in any calendar year to any employee as a performance-based award under Section 162(m) of the Code. As of September 30, 2018, there were 208,128 shares of common stock available for Awards under the 2009 Plan.

        If any Award is forfeited, or if any option terminates, expires, or lapses without being exercised, the related shares of common stock subject to such Award will again be available for future grant. Any shares tendered by a participant in payment of the exercise price of an option or the tax liability with respect to an Award (including, in any case, shares withheld from any such Award) will not be available for future grant under the 2009 Plan. If there is any change in the Company's corporate capitalization, the Compensation Committee must proportionately and equitably adjust the number and kind of shares of common stock which may be issued in connection with future Awards, the number and type of shares of common stock covered by Awards then outstanding under the 2009 Plan, the number and type of shares of common stock available under the 2009 Plan, the exercise or grant price of any Award, or if deemed appropriate, make provision for a cash payment with respect to any outstanding Award, provided that no adjustment may be made that would adversely affect the status of any Award that is intended to qualify for an exemption from the deductibility limitation under Section 162(m) of the Code, unless otherwise determined by the Compensation Committee. In addition, the Compensation Committee may make adjustments in the terms and conditions of any Awards, including any performance goals, in recognition of unusual or nonrecurring events affecting the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles, provided that no adjustment may be made that would adversely affect the status of any Award that is intended to qualify for an exemption from the deductibility limitation under Section 162(m) of the Code, unless otherwise determined by the Compensation Committee.

        The 2009 Plan will terminate on March 12, 2019, unless earlier terminated by the Board. Termination will not affect Awards outstanding at the time of termination. The Board may amend, alter, suspend, discontinue, or terminate the 2009 Plan without shareholder approval, provided that shareholder approval is required for any amendment which (i) would increase the number of shares subject to the 2009 Plan; (ii) would decrease the price at which Awards may be granted; or (iii) would require shareholder approval by law, regulation, or the rules of any stock exchange or automated quotation system.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers (as defined under Section 16(a) of the Exchange Act), directors, and persons who own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the forms the Company has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during the fiscal year ended September 30, 2018, the officers, directors, and 10% beneficial owners of the Company complied with all of the applicable filing requirements of Section 16(a) of the Exchange Act.

 ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

        At the Annual Meeting, the shareholders will elect six (6) directors to hold office until the annual meeting of shareholders in 2020, or until their respective successors have been duly elected and qualified.

        Upon the recommendation of the Nominating & Corporate Governance Committee of the Board (the "Nominating & Corporate Governance Committee"), the Board has nominated Messrs. Geoffrey S. M. Hedrick, Winston J. Churchill, Robert H. Rau, Roger A. Carolin, Robert E. Mittelstaedt, Jr. and Glen R. Bressner to serve as directors. Each of the foregoing persons currently serves as a director, and each has indicated a willingness to continue to serve as a director; and

        Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the elections of each of the nominees. Shareholders must cast a separate vote "FOR" the candidacy of each nominee or to "WITHHOLD AUTHORITY" with respect thereto. Each nominee must receive a majority of the votes cast to be elected. Should either nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that they represent for the election of such other person as the Board may recommend. The Board of Directors recommends voting "FOR" the nominees for directors.

DIRECTORS AND NOMINEES

        The members of the Board as of the date of the Annual Meeting, including the nominees for directors standing for election at this meeting, together with certain information about them, are set forth below.

Name	Age	Director Since	Current Term Expires	Positions with the Company
Geoffrey S. M. Hedrick	76	1988	2019	Director, Chairman of the Board, Chief Executive Officer
Winston J. Churchill	78	1990	2019	Director
Robert H. Rau	82	2001	2019	Director
Roger A. Carolin	63	2016	2019	Director
Robert E. Mittelstaedt, Jr.	75	1989	2019	Director
Glen R. Bressner	58	1999	2019	Director, Vice-Chairman of the Board

Directors and Nominees

        Geoffrey S. M. Hedrick.    Mr. Hedrick founded the Company in February 1988 and has been Chairman of the Board since 1997. Mr. Hedrick resigned from his position as Chief Executive Officer of the Company on November 30, 2007, but continued as Chairman of the Board. He reassumed his former duties as Chief Executive Officer on September 8, 2008. Prior to founding the Company, Mr. Hedrick served as President and Chief Executive Officer of Smiths Industries, North American Aerospace Companies. He also founded Harowe Systems, Inc. in 1971, which was acquired subsequently by Smiths Industries plc. Mr. Hedrick has over 45 years of experience in the avionics industry, and he holds a number of patents in the electronics, optoelectric, electromagnetic, aerospace and contamination-control fields.

        Winston J. Churchill.    Mr. Churchill has been managing general partner of SCP Partners since he founded it in 1996, and has over 35 years of experience in private equity investing. He formed Churchill Investment Partners, Inc. in 1989; and CIP Capital, L.P., an SBIC, in 1990. Prior to that, he was a managing partner of a private investment firm that specialized in leveraged buyouts on behalf of Bessemer Securities Corporation. From 1967 to 1983, he practiced law at the Philadelphia firm of Saul, Ewing LLP and served as Chairman of its Banking and Financial Institutions Department, Chairman of the Finance Committee, and a member of its Executive Committee. He is a director of a number of public companies including Amkor Technology, Inc., Recro Pharma, Inc., and formerly of Griffin Industrial, as well as a number of private companies. From 1989 to 1993, he served as Chairman of the Finance Committee of the Pennsylvania Public School Employees' Retirement System. He is currently a Trustee Fellow of Fordham University, Chairman of Young Scholars Charter School, Chairman Emeritus of The Gesu School, and a trustee of American Friends of New College Oxford, England; for many years, he was also a trustee of Georgetown University, where he chaired the Committee on Medical Affairs. He earned a Bachelor of Science in Physics, summa cum laude, from Fordham University, a Master of Arts in Economics from Oxford University, where he studied as a Rhodes Scholar, and a Juris Doctor from Yale Law School.

        Robert H. Rau.    Mr. Rau retired on December 31, 1998 as President of the Aerostructures Group of The Goodrich Company. Prior to its merger with The Goodrich Company, from 1993 to 1997, Mr. Rau was President and Chief Executive Officer of Rohr, Inc. Before joining Rohr, he was an Executive Vice President of Parker Hannifin Corporation and President of its Aerospace Sector. In addition, Mr. Rau is a past member of the Board of Governors of the Aerospace Industries Association and a past Chairman of the General Aviation Manufacturers Association. Mr. Rau received a Bachelor of Arts degree in Business Administration from Whittier College in 1962.

        Roger A. Carolin.    Mr. Carolin is currently a Venture Partner at SCP Partners, a multi-stage venture capital firm that invests in technology-oriented companies, a position he has held since 2004. Mr. Carolin works to identify attractive investment opportunities and assists portfolio companies in the areas of strategy development, operating management, and intellectual property. Mr. Carolin co-founded CFM Technologies, Inc., a global manufacturer of semiconductor process equipment, and served as its Chief Executive Officer for 10 years, until the company was acquired. Mr. Carolin formerly worked for Honeywell, Inc. and General Electric Co., where he developed test equipment and advanced computer systems for on-board missile applications. Mr. Carolin is also a director of Amkor Technology (NASDAQ: AMKR), a supplier of outsourced semiconductor assembly and test services. Mr. Carolin holds a B.S. in Electrical Engineering from Duke University and an M.B.A. from the Harvard Business School

        Robert E. Mittelstaedt, Jr.    Mr. Mittelstaedt served as Non-Executive Chairman of the Board of Directors of the Company from 1989 to 1997. Mr. Mittelstaedt is Dean Emeritus of the W. P. Carey School of Business at Arizona State University where he served as Dean and Professor of Management from 2004 to 2013. Prior to that, Mr. Mittelstaedt was Vice Dean of The Wharton School of the University of Pennsylvania since 1989. Mr. Mittelstaedt also serves on the Board of Directors of Laboratory Corporation of America Holdings, Inc. and previously served on the Board of Directors of W. P. Carey, Inc. Mr. Mittelstaedt holds a Bachelor of Science degree in Mechanical Engineering from Tulane University and a Masters of Business Administration degree from The Wharton School of the University of Pennsylvania.

        Glen R. Bressner.    Mr. Bressner has been a venture capitalist since 1985 and is co-Founder and Managing Partner of NEPA Venture Funds, Mid-Atlantic Venture Funds, Originate Ventures and Activate Venture Partners. He is also a shareholder and a director on the board of Alum-a-Lift, Inc., a family-owned manufacturer of material handling solutions. From 1996 to 1997, Mr. Bressner served as the Chairman of the Board of the Greater Philadelphia Venture Group. Mr. Bressner holds a Bachelor of Science, cum laude, in Business Administration from Boston University and a Masters of Business Administration degree from Babson College.

Director Qualifications

        The Board believes that each of the directors and the nominees for director listed above have the sound character, integrity, judgment, and record of achievement necessary to be a member of the Board. In addition, each of the directors and the nominees for director have exhibited, during their prior service as directors, the ability to operate cohesively with the other members of the Board, and to challenge and question management in a constructive way. Moreover, the Board believes that each director and the nominees for director bring a strong and unique background and skillset to the Board, giving the Board, as a whole, competence and experience in diverse areas, including corporate governance and board service, finance, management, and aviation. Set forth below are certain specific experiences, qualifications, and skills that led to the Board's conclusion that each of the directors and the nominees for director listed above should continue to serve as a directors.

        Mr. Hedrick, as founder and Chief Executive Officer of the Company, provides the Board with a comprehensive knowledge of the Company, its history, and its businesses. In addition, Mr. Hedrick brings the Board his insight into the aviation industry from over 45 years of leadership experience in executive positions in aviation companies, including Smith Industries plc and Harowe Systems, Inc.

        Mr. Churchill brings the Board over 35 years of experience in private equity investing, during which he gained valuable insight into effective management of investments. Mr. Churchill utilizes this insight to advise the Board on financial and investment matters. In addition, Mr. Churchill has extensive experience serving on the boards of directors of other companies, both public and private. Mr. Churchill draws on his financial and corporate governance experience in his service on the

Investment Committee of the Board (the "Investment Committee") (as Chairman), the Nominating & Corporate Governance Committee, and the Audit Committee of the Board (the "Audit Committee"). In addition, Mr. Churchill has maintained a pilot's license for over twelve years and has Instrument and Multi-Engine ratings. Consequently, he brings the Board operational experience with state of the art avionics.

        Mr. Rau brings the Board extensive experience in leadership positions with companies in the aviation industry. From this experience, he has gained in-depth knowledge of the operational issues facing companies in the aviation industry, which he utilizes in advising the Board and serving on the Compensation Committee (as Chairman), the Audit Committee and the Investment Committee. Mr. Rau's prior service on the Board of Governors of the Aerospace Industries Association and as Chairman of both the General Aviation Manufacturers Association and the International Advisory Panel of Singapore Aerospace has provided him with a unique perspective on the issues facing the aviation industry as a whole, which he draws upon in his service on the Board.

        Mr. Carolin has over a decade of experience in private equity investing, previously worked in advanced computer systems and on-board missile applications, and has a significant understanding the Company's industry and its business. He possesses specific knowledge and experience in technology, new business opportunities, operations, management, and finance, all of which are relevant and important to the Company's business.

        Mr. Mittelstaedt, having served as the Non-Executive Chairman of the Board for nine years, provides the Board with a comprehensive knowledge of the Company and its history. He was CEO of an IT firm that he co-founded, built, and sold in the 1980s. In addition, Mr. Mittelstaedt has extensive academic business experience, having served as Dean of the W. P. Carey School of Business at Arizona State University and Vice Dean at The Wharton School of the University of Pennsylvania. This experience has exposed Mr. Mittelstaedt to contemporary business strategies and practices, which he draws from in his service on the Board. Mr. Mittelstaedt's experience on various other boards of directors provides him with insight into corporate governance, which he utilizes in his service on the Nominating & Corporate Governance Committee (as Chairman) and the Compensation Committee. Additionally, Mr. Mittelstaedt has been an active pilot for over 50 years and holds a FAA Commercial Pilot Certificate with Multi-Engine and Instrument ratings. Consequently, he brings to the Board operational experience with state of the art avionics.

        Mr. Bressner brings the Board a wealth of experience managing financial investments from his service at venture capital firms. Mr. Bressner provides the Board with a thorough understanding of capital markets and other financial issues. Mr. Bressner's experience in managing investments also provides him with extensive finance and accounting knowledge, and he applies this expertise in his service on the Audit Committee (as Chariman), the Investment Committee and the Nominating & Corporate Governance Committee. Mr. Bressner's prior service as Chairman of the Board of Directors of the Greater Philadelphia Venture Group and on numerous other boards of directors, including of several public entities, provides him with valuable experience in corporate governance matters.

INDEPENDENCE

        The Board has determined, in its business judgment, that five (5) of the Company's six (6) directors are independent as defined in the applicable NASDAQ Stock Market, LLC ("NASDAQ") listing standards, including that each member is free of any relationships that would interfere with his individual exercise of independent judgment. The following directors were determined to be independent: Glen R. Bressner, Winston J. Churchill, Robert E. Mittelstaedt, Jr., Roger A. Carolin and Robert H. Rau (collectively, the "Independent Directors").

 BOARD LEADERSHIP

        The Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate. Currently, Mr. Geoffrey S. M. Hedrick serves in both of these positions. The Board believes that it is in the best interests of the Company's shareholders to combine these offices as it promotes information flow between management and the Board, effective decision making, and an alignment of corporate strategy. In addition, Mr. Glen R. Bressner, an Independent Director, serves as Vice Chairman of the Board and as presiding director during executive sessions of Independent Directors. The Board believes that its structural features, including five independent directors on a board currently consisting of six (6) directors, regular meetings of Independent Directors in executive session, an independent Vice Chairman of the Board, and key committees consisting wholly of Independent Directors, provide for substantial independent oversight of the Company's management. However, the Board recognizes that, depending on future circumstances, other leadership models may become more appropriate. Accordingly, the Board will continue to review periodically its leadership structure.

RISK OVERSIGHT

        The Company faces a number of risks, including technological and intellectual property risk, regulatory risk, credit risk, liquidity risk, reputational risk, and risk from adverse fluctuations in interest rates. Management is responsible for the day-to-day management of risks faced by the Company, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board seeks to ensure that the risk management processes designed and implemented by management are adequate. The Board consults periodically with management regarding the Company's risks.

        While the Board is ultimately responsible for risk oversight, the Company's board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in its oversight of risk management in the areas of financial reporting and internal controls. The Compensation Committee assists the Board in oversight of risks related to the Company's compensation policies and programs. The Investment Committee assists the Board in oversight of the risks related to the Company's cash investments. The Nominating & Corporate Governance Committee assists the Board in oversight of risk associated with board organization, membership and structure, succession planning for directors and executive officers, and corporate governance.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board maintains four standing committees: Audit, Compensation, Investment, and Nominating & Corporate Governance.

        Audit Committee.    The Audit Committee makes recommendations to the Board with respect to various auditing and accounting matters, including the selection and compensation of the Company's independent registered public accounting firm, the scope of the Company's annual audits, fees to be paid to the independent registered public accounting firm, the performance and independence of the Company's independent registered public accounting firm, and the Company's accounting practices.

        The Audit Committee approves all services provided to the Company by the independent registered public accounting firm. The Audit Committee has established procedures for the receipt, retention, and treatment, on a confidential basis, of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has responsibility for, among other things, the planning and review of the Company's annual and periodic reports and accounts, and the involvement of the Company's independent registered public accounting firm in that process. The members of the Audit Committee are currently Messrs. Bressner (Chairman), Rau and Churchill. The Audit Committee is comprised solely of independent members, as independence for audit committee members is defined by the applicable NASDAQ listing standards. In addition, the Board has determined, in its business judgment, that each member of the Audit Committee is financially literate, and that at least one of the Audit Committee members, Mr. Rau, is an audit committee financial expert, as defined by SEC rules and regulations. The Audit Committee has adopted a formal written charter that has been approved by the Board. The charter specifies the scope of the Audit Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the charter is available on the Company's website, www.innovative-ss.com, under the heading Investor Relations.

        Compensation Committee.    The members of the Compensation Committee are currently Messrs. Rau (Chairman) and Mittelstaedt, each of whom, in the judgment of the Board, was found to be "independent" as defined by the applicable NASDAQ listing standards. The Compensation Committee is responsible for setting and administering the policies that govern all executive compensation decisions, including annual base salaries, bonuses, and equity-based compensation programs. The Compensation Committee evaluates annually the performance of the Company's Chief Executive Officer and determines or recommends to the full Board the annual base salary, bonus, and equity-based compensation for the Chief Executive Officer. The Compensation Committee relies on the recommendations of the Chief Executive Officer, following the Chief Executive Officer's annual performance reviews of other executive officers, in setting annual base salaries, bonuses, and equity-based compensation for other executive officers.

        The Compensation Committee is responsible for reviewing and overseeing the Company's benefit plans, equity incentive plans, and other compensation plans and policies for employees, consultants, directors, and other compensated individuals, including the Chief Executive Officer. The Compensation Committee has adopted a formal written charter that has been approved by the Board. The charter specifies the scope of the Compensation Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the charter is available on the Company's website, www.innovative-ss.com under the heading "Investor Relations."

        The Compensation Committee has the authority under its charter to engage the services of outside consultants, advisors, and others to assist the Compensation Committee. However, the Compensation Committee has not retained an outside consultant or advisor to advise it regarding the Company's compensation practices. Instead, the Compensation Committee independently determines the appropriate levels of compensation for executive officers taking into account, among other factors, the performance of such individuals (as determined in annual reviews conducted by the Compensation Committee for the Chief Executive Officer or by the Chief Executive Officer for the other executive officers), the Company's financial performance, cost of living, prior compensation practices, and recruitment and retention needs. The Compensation Committee relies on the recommendations of the Company's Chief Executive Officer in determining whether and how much of a discretionary bonus may be paid to the Company's employees (including executive officers other than the Chief Executive Officer) if the Company's financial performance exceeds the Board's expectations.

        Compensation Committee Interlocks and Insider Participation.    No member of the Compensation Committee is a former or current executive officer or employee of the Company. There are no compensation committee interlocks between the Company and any other entity involving the Company or such entity's executive officers or board members.

        Investment Committee.    The Investment Committee assists the Board in fulfilling its oversight responsibilities with respect to recommendations pertaining to the investment of excess capital, including with respect to the implementation of the Company's stock repurchase program. Messrs. Churchill (Chairman), Bressner and Rau are currently the members of the Investment Committee.

        Nominating & Corporate Governance Committee.    The Company has a Nominating & Corporate Governance Committee, consisting of three non-employee directors. The Nominating & Corporate Governance Committee has adopted a formal written charter that has been approved by the Board. The charter specifies the scope of the Nominating & Corporate Governance Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the charter is available on the Company's website, www.innovative-ss.com, under the heading "Investor Relations." The Nominating & Corporate Governance Committee members are currently Messrs. Mittelstaedt (Chairman), Churchill and Bressner, each of whom, in the determination of the Board, is "independent," as defined by the applicable NASDAQ listing standards.

        The Nominating & Corporate Governance Committee functions include establishing the criteria for selecting candidates for nomination to the Board, seeking candidates who meet those criteria, making recommendations to the Board of nominees to fill vacancies on or as additions to the Board, and monitoring the Company's corporate governance structure.

        The Nominating & Corporate Governance Committee seeks director candidates based upon a number of qualifications and criteria, including independence, knowledge, judgment, character, leadership skills, education, experience, financial literacy, standing in the community, the ability to foster a diversity of backgrounds and views, and the ability to complement the Board's existing strengths relative to the Company's business. In the case of potential independent director candidates, such eligibility criteria must be in accordance with SEC and NASDAQ rules. While the Nominating & Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating & Corporate Governance and the Board believe that it is essential that the Board be able to draw on a wide variety of backgrounds and professional experience among its members. The Nominating & Corporate Governance Committee desires to maintain the Board's diversity through the consideration of factors such as education, skills, and relevant professional experience. The Nominating & Corporate Governance Committee does not intend to nominate representational directors, but instead, considers the entirety of each candidate's credentials in the context of these standards and the characteristics of the Board in its entirety.

        The Nominating & Corporate Governance Committee will consider nominees for election to the Board who are timely recommended by shareholders, provided that a complete description of the nominees' qualifications, experience, and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating & Corporate Governance Committee, at the Company's address at 720 Pennsylvania Drive, Exton, PA, 19341, and should not include self-nominations. Section 3.10 of the Company's Amended and Restated Bylaws contains provisions setting forth the requirements applicable to a shareholder nomination for director. These requirements are summarized in this Proxy Statement under the caption "Shareholder Proposals for 2020 Annual Meeting And Other Matters."

        Each of the current nominees for director listed under the caption "ELECTION OF DIRECTORS" is an existing director standing for re-election. In connection with the Annual Meeting, the Nominating & Corporate Governance Committee did not receive any recommendation for a candidate from any shareholder or group of shareholders owning more than 5% of the Company's common stock.

        The Annual Meeting provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of the Company's Board on matters relevant to the Company. Each director is requested to attend the Annual Meeting in person. All six of the Company's then-serving directors attended the Company's 2018 Annual Meeting of Shareholders.

        In addition, shareholders may communicate with the Board, or if applicable, to a specific individual director, by sending a written communication to the attention of the Board or such individual director at the following address: 720 Pennsylvania Drive, Exton, PA, 19341, or by facsimile to (610) 646-0150.

        Copies of each written communication received at such address or facsimile number will be provided to the Board or to the specific individual director, unless such communication is considered, in the reasonable judgment of the Corporate Secretary or other appropriate company officer, to be improper for submission to the intended recipient. Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company's business, or communications that relate to improper or irrelevant topics.

        The Nominating & Corporate Governance Committee conducts an annual assessment of the size and composition of the Board and its committees and reviews with the Board the appropriate skills and characteristics required of Board members. The Nominating & Corporate Governance Committee has not relied upon third-party search firms to identify board candidates, but reserves the right to do so as required. To date, the Nominating & Corporate Governance Committee has relied upon recommendations from a wide variety of its business contacts, including current executive officers, directors, community leaders, and shareholders as a source for potential board candidates.

        Neither the Nominating & Corporate Governance Committee nor the Company has engaged or paid any fees to a search firm in connection with the nomination of the directors for election at the Annual Meeting covered by this Proxy Statement.

MEETINGS AND ATTENDANCE

        During the fiscal year ended September 30, 2018, the full Board held four (4) meetings. From time to time during fiscal year 2018 the Board met in executive session without members of management present. The Audit Committee met six (6) times, the Investment Committee met one (1) time, the Compensation Committee met one (1) time and the Nominating & Corporate Governance Committees met one (1) time. Five (5) of our six (6) directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.

 2019 Stock-Based Incentive Compensation Plan

(Item 2 on the Proxy Card)

        The 2009 Plan will expire in accordance with its terms on March 12, 2019. Therefore, on January 25, 2019, the Board adopted the Innovative Solutions and Support, Inc. 2019 Stock-Based Incentive Compensation Plan (the "2019 Plan"). The 2019 Plan will be effective upon its approval by the Company's shareholders at the Annual Meeting. Any outstanding awards granted under the 2009 Plan as of the date of stockholder approval of the 2019 Plan will not be affected by the 2019 Plan and will continue to be satisfied pursuant to the terms of the 2009 Plan. A copy of the 2019 Plan is attached as Appendix A and the following description of the 2019 Plan is qualified in its entirety by reference to the full 2019 Plan. Capitalized terms not otherwise defined in this summary have the meanings given to them in the 2019 Plan.

Best Practices

        The 2019 Plan includes a number of provisions that the Company believes will reinforce the alignment between the interests of the participants in the 2019 Plan and those of the Company's stockholders, including, without limitation, the following provisions:

  •
  No Discounted Options or SARs.  Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

  •
  No Repricing, Replacement or Buy Back without Stockholder Approval.  The Company may not reprice, replace or buy back any underwater stock option or underwater SAR without stockholder approval.

  •
  Recoupment and Clawback.  Awards granted under the 2019 Plan (and all shares acquired thereunder) are subject to mandatory repayment and clawback as may be required under any federal or state laws or listing requirements of any applicable securities exchange.

  •
  No Transferability.  No Award may be transferred, assigned, pledged or encumbered by a participant except pursuant to the laws of descent and distribution or as approved by the Compensation Committee for estate planning purposes.

  •
  No Evergreen Provision.  There is no "evergreen" feature pursuant to which the shares authorized for issuance under the 2019 Plan can be automatically replenished.

  •
  No Automatic Grants.  The 2019 Plan does not provide for "reload" or other automatic grants to participants.

  •
  No Liberal Share Recycling.  Shares used to pay the exercise price or withholding taxes with respect to Awards granted under the 2019 Plan are not again available for grant under the 2019 Plan.

  •
  No Tax Gross-Ups.  The 2019 Plan does not provide for any tax gross-ups to participants.

  •
  No vesting prior to first year.  The 2019 Plan does not permit Awards or any portion thereof to become vested prior to the first anniversary of the grant date.

  •
  No automatic single-triggered vesting acceleration.  The 2019 Plan does not provide for an automatic acceleration of vesting of outstanding Awards upon a change in control of the Company.

General

        The general purpose of the 2019 Plan is to attract and retain valued employees, consultants and directors by offering them a greater stake in the success of the Company and a closer identity with it, and to encourage ownership of Company stock by those employees, consultants and directors.

Summary of the 2019 Plan

        The 2019 Plan will authorize the grant of Stock Appreciation Rights ("SARs"), Restricted Stock, Options and other equity-based awards under the 2019 Plan (collectively referred to as "Awards"). Options granted under the 2019 Plan may be either "incentive stock options" as defined in Section 422 of the Code, or nonqualified stock options, as determined by the Compensation Committee.

        Subject to any adjustment necessary or otherwise permitted upon a stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, the maximum number of shares of Common Stock available for Awards under the 2019 Plan shall be 750,000, plus the shares that were authorized to be granted but have not been issued under the 2009 Plan as of the effective date of the 2019 Plan, all of which may be issued pursuant to Awards of incentive stock options.

        If any Award is forfeited or otherwise terminates or settles without an actual distribution of shares, or if any Option terminates, expires or lapses without being exercised, shares of Common Stock subject to such Award, to the extent of such forfeiture, termination, settlement, expiration or lapse, will again be available for future grant. Any shares tendered by a participant in payment of the exercise price of an Option or the tax liability with respect to an Award (including, in any case, shares withheld from any such Award) will not be available for future grant under the 2019 Plan. Any grant of SARs will reduce the number of shares of Common Stock available for issuance under the 2019 Plan by the number of shares of Common Stock to which such SARs relate, rather than by the number of shares of Common Stock issued upon exercise of such SARs. If there is any change in the Company's corporate capitalization, the Compensation Committee shall proportionately and equitably adjust the number and kind of shares of Common Stock which may be issued in connection with future Awards, the number and kind of shares of Common Stock covered by Awards then outstanding under the 2019 Plan, the number and kind of shares of Common Stock available under the 2019 Plan, the exercise or grant price of any Award, or if deemed appropriate, make provision for a cash payment with respect to any outstanding Award. In addition, the Compensation Committee may make adjustments in the terms and conditions of any Awards, including any performance goals, in recognition of unusual or nonrecurring events affecting the Company or any subsidiary, or in response to changes in applicable laws, regulations or accounting principles.

Administration

        The 2019 Plan is administered by the Compensation Committee or, with respect to non-employee directors, by the Board. Subject to the provisions of the 2019 Plan, the Compensation Committee (or the Board) has the authority to:

  •
  select the participants who will receive Awards under the 2019 Plan, the type of Awards to be granted, the number of shares subject to Awards, the terms and conditions of Awards, and all other matters to be determined in connection with an Award;

  •
  determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited or surrendered;

  •
  determine whether participants have met applicable performance goals under an Award;

  •
  correct any defect, supply any omission or reconcile any inconsistency in the 2019 Plan, and adopt, amend and rescind rules and regulations relating to the 2019 Plan; and

  •
  construe and interpret the 2019 Plan and make all other determinations it deems necessary or advisable for the administration of the 2019 Plan (other than, unless otherwise expressly permitted under the 2019 Plan, a repricing, re-grant through cancellation, repurchase for cash, or other modification of any outstanding Award without shareholder approval).

        The Compensation Committee may also delegate all or a portion of its responsibility to one or more of its members, one or more of the officers of the Company, or to a secondary committee made up of one or more Board members; however, only the Compensation Committee may grant Awards to participants subject to Rule 16b-3 of the Exchange Act.

Eligibility

        All employees, individual consultants and directors are eligible to participate in the 2019 Plan. However, only employees, individual consultants and directors who are selected by the Compensation Committee will receive Awards under the 2019 Plan.

        Each Award granted under the 2019 Plan will be evidenced by a written Award agreement between the participant and the Company describing the Award and the terms and conditions to which the Award is subject; provided that no portion of an Award may become vested prior to the first anniversary of the grant date (other than any accelerated vesting permitted in connection with a change in control of the Company, as further described below). The principal terms and conditions of each type of Award are described below.

Types of Awards under the 2019 Plan

        Options.    An Option is a right to purchase shares of Common Stock for a specified period of time at a fixed price (the "exercise price"). An Option may be either an "incentive stock option," satisfying the requirements of Section 422 of the Code, or a nonqualified stock option, as determined by the Compensation Committee. Incentive stock options may not be granted to non-employee directors or consultants and are subject to additional restrictions under the 2019 Plan that are intended to satisfy the requirements of Section 422 of the Code. Each option agreement will specify the number of shares which may be purchased pursuant to the Option, the exercise price, the term of the Option, the date or dates on which the Option will become exercisable and the terms and conditions under which the Option may be exercised.

        The exercise price will be determined by the Compensation Committee, but will not be less than the fair market value of a share of Common Stock on the date of grant (or 110% of the fair market value on the date of grant in the case of an incentive stock option granted to certain shareholders possessing more than 10% of the Company's total combined voting power (a "ten percent shareholder")). The term of the Option will be no more than 10 years (or five years in the case of an incentive stock option granted to a ten percent shareholder). Payment for shares issued upon exercise of an Option must be made within three days of the date of exercise. The option agreement will specify whether the exercise price may be paid in cash; with shares of Common Stock; with any combination of cash and shares of Common Stock; or through a broker with the proceeds of the sale of shares purchased through the exercise of the Option (a "cashless exercise").

        Unless otherwise determined by the Compensation Committee or provided in the option agreement, an Option, to the extent vested, will remain exercisable for 90 days following a termination of employment by the Company (or its subsidiary) without cause, or for one year following a termination of employment due to the participant's death or disability (in any case, not beyond the expiration of the Option term).

        Until shares of Common Stock to be delivered upon exercise of the Option are issued to the participant, the participant will not have any rights as a shareholder of the Company (including any right to receive dividends or vote).

        SARs.    An SAR is a right to receive the excess of (i) the fair market value of one share of Common Stock on the date of exercise over (ii) the grant price of the SAR as determined by the Compensation Committee, but which can never be less than the fair market value of a share of Common Stock on the date of grant. Each SAR agreement shall specify the number of SARs granted, the grant price of the SARs, the date on which the SAR will become exercisable, the method of exercise, the method of settlement, the method by which Common Stock will be delivered or deemed to be delivered to the participant and any other terms and conditions of the SAR.

        Unless otherwise determined by the Compensation Committee or provided in the award agreement, an SAR, to the extent vested, will remain exercisable for 90 days following a termination of employment by the Company (or its subsidiary) without cause, or for one year following a termination of employment due to the participant's death or disability (in any case, not beyond the expiration of the SAR term).

        Until shares of Common Stock to be delivered upon exercise of the SAR are issued to the participant, the participant will not have any rights as a shareholder of the Company (including any right to receive dividends or vote).

        Restricted Stock.    An Award of Restricted Stock is a grant to the participant of a specified number of shares of Common Stock, which are subject to forfeiture upon the happening of certain specified events and/or the failure to achieve specified performance goals during the restriction period. An Award of Restricted Stock will be evidenced by a Restricted Stock agreement that will specify the duration of the restriction period, any transfer restrictions, the performance, employment or other conditions under which the Restricted Stock may be forfeited and the amount, if any, the participant must pay to receive the Restricted Stock. Unless otherwise provided in the Award agreement, during the restriction period, the participant has the right to receive dividends from, and to vote, the shares of Restricted Stock, with any such dividends to be subject to the same restrictions as the underlying Restricted Stock. If not previously forfeited, at the end of the restriction period, the forfeiture conditions will lapse and the unrestricted shares will be delivered to the participant.

        Performance-Based Awards.    Performance-based Awards are certain Awards which are based on the attainment of specified performance goals. A performance-based Award will vest and become payable to and/or exercisable by the participant upon achievement during a specified performance period of performance goals established by the Compensation Committee. Performance goals may be established on a Company-wide basis, or with respect to any subsidiary or business unit of the Company, or with respect to the performance of the individual participant.

        In the case of performance-based Awards, the applicable performance goals may include one or more of the following, or any other criteria determined by the Compensation Committee:

  •
  return on capital, equity or assets;

  •
  earnings measures and ratios (including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization);

  •
  net economic profit;

  •
  net income;

  •
  operating income;

  •
  sales or sales growth;

  •
  gross margin or direct margin;

  •
  share price;

  •
  operating profit;

  •
  per period or cumulative cash flow or cash flow returns on investment;

  •
  inventory turns;

  •
  financial return ratios;

  •
  market share;

  •
  balance sheet measurements such as receivable turnover;

  •
  improvement in or attainment of expense levels;

  •
  maintenance or improvement of working capital levels;

  •
  debt reduction;

  •
  strategic innovation;

  •
  customer or employee satisfaction;

  •
  individual objectives; and

  •
  any other financial or other measurement deemed appropriate by the Compensation Committee, as it relates to the results of operations or other measurable progress of the Company, its subsidiaries, or any business unit thereof.

        Performance goals may be expressed in absolute or relative terms and may be based on comparisons with a group of peer companies or by a financial market index.

        Other Stock-Based Awards.    The Compensation Committee may, subject to applicable law, grant to a participant any type of Award other than an Award of Options, SARs, or Restricted Stock that is payable in or valued by reference to shares of Common Stock, and that is deemed by the Compensation Committee to be consistent with the purposes of the 2019 Plan.

Change in Control

        Unless otherwise provided in an Award agreement, upon a Change in Control (defined below), if (i) the successor corporation (or its direct or indirect parent) does not agree to assume an outstanding Award or does not agree to substitute or replace such Award with an award involving the ordinary equity securities of such successor corporation (or its direct or indirect parent) on terms and conditions necessary to preserve the rights of the applicable participant with respect to such Award, (ii) the securities of the Company or the successor corporation (or its direct or indirect parent) will not be publicly traded on a U.S. securities exchange immediately following such Change in Control or (iii) the Change in Control is not approved by a majority of the Board immediately prior to such Change in Control, then the Compensation Committee may take one or more of the following actions with respect to all, some or any such Awards: (a) accelerate the vesting and, if applicable, exercisability of such Awards such that the Awards are fully vested and, if applicable, exercisable (effective immediately prior to such Change in Control); (b) cancel outstanding options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the fair market value of the shares underlying the unexercised portion of the option or SAR as of the date of the Change in Control over the exercise price or grant price, as the case may be, of such portion, provided that any option or SAR with a per share exercise price or grant price, as the case may be, that equals or exceeds the fair market value of one share on the date of the Change in Control will be cancelled with no payment due the participant); (c) terminate any or all of a participant's outstanding Options or SARs immediately prior to the Change in Control, provided that the Company gives the participant an opportunity to exercise the Options or SARs within a specified period of time; (d) with respect to any Awards that do not constitute "non-qualified deferred compensation" within the meaning of Section 409A of the Code, accelerate the settlement of such Awards upon such Change in Control; (e) with respect to Awards that constitute "non-qualified deferred compensation" within the meaning of Section 409A of the Code, terminate all such Awards and settle all such Awards for a cash payment equal to the fair market value of the shares underlying such Awards less the amount the participant is required to pay for such shares, if any, provided that (I) such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5)(v), (vi) or (vii) and (II) all other arrangements that would be aggregated with such Awards under Section 409A of the Code are terminated and liquidated within 30 days before or 12 months after such Change in Control; and (f) take such other actions as the Compensation Committee deems appropriate.. If any action is taken upon a Change in Control with respect to any performance-based Award, the applicable performance goals will be deemed satisfied based on the actual level of achievement of the applicable performance goals through the date of the Change in Control or, if determined by the Committee in its sole discretion prior to such Change in Control, using the applicable target level of achievement prorated based on the date of the Change in Control.

        Unless otherwise provided in an Award agreement or as otherwise determined by the Compensation Committee prior to a Change in Control, in the event that Awards are assumed in connection with a Change in Control or substituted with new Awards, and a participant's employment or other service with the Company and its subsidiaries is terminated without cause or as the result of the participant's death or disability, in any case, within 24 months following a Change in Control, (i) the unvested portion of such participant's Awards will vest in full (with any applicable performance goals being deemed to have been achieved at target or, if greater, actual levels of performance), (ii) Options and SARs (including any options and stock appreciation rights received in substitution of such Options or SARs) will remain exercisable by the participant or the participant's beneficiary or legal representative, as the case may be, for a period of one year (but not beyond the stated term of the option or SAR), and (iii) all other stock-based Awards (including any substitute awards) will be settled within 30 days after such termination or such other time as may be required by Section 409A of the Code. Notwithstanding the foregoing, the Compensation Committee may choose to not apply the foregoing provisions with respect to all or any Awards.

        A "Change in Control" is defined in the 2019 Plan as, unless otherwise provided in an Award agreement:

  •
  the acquisition in one or more transactions during any 12-month period by any "person" (as such term is used for purposes of section 13(d) or section 14(d) of the Exchange Act) but excluding, for this purpose, (i) the Company or its subsidiaries, (ii) any employee benefit plan of the Company or its subsidiaries, or (iii) a person or entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company, of "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities");

  •
  a change in the composition of the Board during any 12-month period such that the individuals who at the beginning of such period constituted the Board cease to constitute a majority of the Board;

  •
  the consummation of a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than seventy percent (70%)

    of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation; or

  •
  a complete liquidation or dissolution of the Company (other than pursuant to a transaction in which the assets of the Company are distributed to a person or entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company) or a sale or other disposition of all or substantially all of the assets of the Company (other than to a person or entity described in clauses (i), (ii) or (iii) above).

        Notwithstanding the foregoing, a restructuring, reorganization or similar event in which the shareholders of the Company immediately before such event have "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of the Company immediately after such event in substantially the same proportions as their ownership of shares of the Company immediately before such event does not constitute a Change in Control for purposes of the 2019 Plan.

Effective Date, Amendments, and Termination

        The 2019 Plan will be effective as of the date of approval by the Company's shareholders. The 2019 Plan will terminate on the tenth anniversary of the Plan's adoption by the Board, unless earlier terminated by the Board. Termination will not affect Awards outstanding at the time of termination. The Board may amend, alter, suspend, discontinue or terminate the 2019 Plan without shareholder approval, provided that shareholder approval is required for any amendment which (i) would increase the number of shares subject to the 2019 Plan; (ii) would decrease the price at which Awards may be granted, or (iii) would require shareholder approval by law, regulation, or the rules of any stock exchange or automated quotation system. Accordingly, other than as expressly permitted under the 2019 Plan, the Compensation Committee is prohibited from engaging in any repricing, replacement, re-grant through cancellation, repurchase for cash or other modification of any Awards unless any of the foregoing is approved by the Company's shareholders in a manner that satisfies applicable NASDAQ (or other applicable securities exchange) requirements.

        The Compensation Committee may amend or terminate any outstanding Award and any Award agreement without a participant's consent, provided the amendment does not materially and adversely impact the participant. In addition, any performance condition specified in connection with an Award will remain subject to adjustment by the Compensation Committee. Notwithstanding the foregoing, the Compensation Committee may amend any outstanding Award without a participant's consent to the extent it determines in its sole discretion that such amendment is necessary or advisable to ensure compliance with Section 409A of the Code or an exemption therefrom.

New Plan Benefits

        There have been no grants made under the 2019 Plan. Employees, consultants and directors who will participate in the 2019 Plan in the future, and the amounts of their Awards, will be determined by the Compensation Committee subject to the restrictions outlined above. The amount of shares subject to these Awards has not yet been determined. As no additional determinations have yet been made, it is not possible to state the terms of any individual Awards which may be issued under the 2019 Plan or the names or positions of, or respective amounts payable or allocable to any participants in the 2019 Plan, other than as provided in this summary.

Summary of U.S. Federal Income Tax Consequences

        The following discussion is a summary of certain federal income tax considerations that may be relevant to participants under the 2019 Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state, local or foreign income tax or other considerations that may be relevant to a participant.

        Incentive Stock Options.    In general, neither the grant nor the exercise of an incentive stock option results in taxable income to an option holder or a deduction to the Company. If the option holder holds the stock received upon exercise for at least two years from date of grant and one year after the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain, and the Company will not be entitled to a deduction. If, however, the shares are disposed of prior to the completion of this period (a "disqualifying disposition"), then the option holder will include, as compensation income for the year of the disposition, an amount equal to the excess of the fair market value of the shares upon exercise over the exercise price of the option, or if less, the excess of the amount realized upon disposition over the exercise price. The Company will be entitled to a corresponding deduction at that time. Any proceeds in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the shares have been held for more than one year. If the sales price is less than the exercise price of the option, this amount will be treated as a short-term or long-term capital loss, depending on whether the shares have been held for more than one year.

        Under the 2019 Plan, incentive stock options may, if permitted by the Compensation Committee, be exercised in whole or in part with shares of Common Stock held by the option holder. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero. The holding period of the shares of Common Stock received equal to the number of shares surrendered will be the same as such surrendered shares' holding period, and the holding period for the excess shares received will begin on the date of exercise. Solely for purposes of determining whether a disqualifying disposition has occurred with respect to such shares received upon the exercise of the incentive stock option, all shares are deemed to have a holding period beginning on the date of exercise.

        If a participant is subject to the Alternative Minimum Tax ("AMT"), the tax consequences to the participant may differ from those described above. Under the AMT, a taxpayer will be required to pay an alternative minimum tax if the taxpayer's "tentative minimum tax" (as defined in Section 55 of the Code) exceeds his or her regular tax for the year in question. For purposes of calculating the AMT, upon the exercise of an incentive stock option, a taxpayer is required to include in his "alternative minimum taxable income" (as defined in Section 55 of the Code) for the taxable year in which such exercise occurs an amount equal to the amount of income the taxpayer would have recognized if the option had not been an incentive stock option (i.e., the difference between the fair market value of the shares on the date of exercise and the exercise price). As a result, unless the shares acquired upon the exercise of the incentive stock option are disposed of in a taxable transaction in the same year in which such option is exercised, the option holder may incur AMT as a result of the exercise of an incentive stock option.

        Non-Qualified Stock Options.    A non-qualified stock option results in no taxable income to the option holder or deduction to the Company at the time it is granted. An option holder will recognize compensation income at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the option holder. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price and the amount included in income with respect to such option.

        Under the 2019 Plan, non-qualified options may, if permitted by the Compensation Committee, be exercised in whole or in part with shares of Common Stock held by the option holder. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered for an equivalent number of shares of Common Stock received, and the equivalent number of shares will have a tax basis and a holding period equal to the tax basis and the holding period of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis equal to the fair market value on the date of exercise and their holding period will begin on such date.

        Stock Appreciation Rights.    A recipient realizes no taxable income when an SAR is granted. Upon exercising an SAR, a recipient will realize ordinary income in an amount equal to the cash or value of the shares received. Generally, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise. A recipient's tax basis in shares received upon the exercise of an SAR will be equal to the fair market value of such shares on the exercise date, and the recipient's holding period for such shares will begin on such date. Upon the sale of shares received in exercise of an SAR, the recipient will recognize short-term or long-term capital gain or loss, depending on whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the recipient's tax basis in such shares.

        Restricted Stock.    Restricted stock received pursuant to Awards, including performance-based Awards, will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a holder of restricted stock does not make the election described below, the holder realizes no taxable income upon the receipt of restricted stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions applicable to the restricted stock lapse, the holder will realize compensation income equal to the fair market value of the shares at that time, less any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A holder's tax basis in restricted stock will be equal to the fair market value when the forfeiture restrictions lapse, and the holding period for such shares will begin at that time. Upon a subsequent sale of the shares, the holder will realize short-term or long-term gain or loss, depending on whether the shares have been held for more than one year at the time of sale. S uch gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the holder's tax basis in the shares.

        Individuals receiving shares of restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the restricted stock holder elects to realize compensation income with respect to the shares when the restricted stock is granted rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the holder receives them (valued without taking the restrictions into account), less any amount paid for the shares, and the Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the holder will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The holder's tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the holder, and the holding period for such shares begins at that time. If, however, the shares are subsequently forfeited, the holder will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the holder upon the making of the Section 83(b) election. To make a Section 83(b) election, a holder must file an appropriate form of election with the Internal Revenue Service and with the Company, each within 30 days after shares of restricted stock are received.

        In general, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the holder. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made generally will be treated as dividend income.

        Withholding.    The Company is entitled to deduct from the payment of any Award all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or to take such other action as the Compensation Committee may deem advisable to enable the Company or any subsidiary and participants to satisfy tax obligations relating to any Award.

        Million Dollar Deduction Limit.    Under Section 162(m) of the Code, the Company generally may not deduct remuneration paid to the chief executive officer and the chief financial officer of the Company and the three next highest paid executive officers (other than the chief executive officer and the chief financial officer) to the extent that such remuneration exceeds $1 million.

        Nonqualified Deferred Compensation.    Section 409A of the Code contains certain restrictions on the ability to defer receipt of compensation to future tax years. Any Award that provides for the deferral of compensation, such as deferred stock and restricted stock units that are settled more than two and one-half months after the end of the year in which they vest, must comply with Section 409A of the Code. If the requirements of Section 409A of the Code are not met, all amounts deferred under the 2019 Plan during the taxable year and all prior taxable years (to the extent not already included in gross income) will be included in the participant's taxable income in the later of the year in which such violation occurs or the year in which such amounts are no longer subject to a substantial risk of forfeiture, even if such amounts have not been actually received. In addition, such violation will result in an additional tax to the participant of 20% of the deferred amount plus applicable interest computed from the date the Award was earned, or if later, the date on which it vested.

        Excess Parachute Payments.    If the vesting and/or payment of an Award made to a "disqualified individual" (as defined in Section 280G of the Code) occurs in connection with a change in control of the Company, such vesting and/or payment, either alone or when combined with other compensation payments which such disqualified individual is entitled to receive, may result in an "excess parachute payment" (as defined in Section 280G of the Code). Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such "excess parachute payment" received by such "disqualified individual" and Section 280G of the Code would prevent the Company or a subsidiary or affiliate, as applicable, from deducting such "excess parachute payment."

The Board unanimously recommends a vote "FOR" the adoption of the 2019 Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

(Item 3 on Proxy Card)

        The Company has retained Grant Thornton LLP ("Grant Thornton") as the independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending September 30, 2019. Although action by the shareholders on these matters are not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company's consolidated financial statements. Ratification requires the affirmative vote of a majority of eligible shares present at the Annual Meeting, in person or by proxy, and voting thereon. If this appointment is not ratified by the shareholders, the Audit Committee may reconsider its selection.

        One or more representatives of Grant Thornton are expected to attend the Annual Meeting. Representatives of Grant Thornton will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        Services provided by Grant Thornton for the fiscal years ended September 30, 2018 and 2017 have included audits of the annual consolidated financial statements of the Company, audits of the effectiveness of internal controls over financial reporting as required by the Sarbanes-Oxley Act of 2002, as amended ("Sarbanes-Oxley"), and other services related to filings made with the SEC. The aggregate fees billed by Grant Thornton in connection with services rendered during the fiscal years ended September 30, 2018 and 2017, respectively, were:

	FY 2018	FY2017
Audit Fees	$365,890	$360,180
Audit Related Fees	—	—
Tax Fees	—	—

Total	$365,890	$360,180

Audit Fees

        Audit fees for fiscal years 2018 and 2017 were for professional services rendered for the audit of the Company's annual consolidated financial statements, auditing the effectiveness of the Company's internal controls over financial reporting, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements.

Audit Related Fees

        No audit-related fees were paid to Grant Thornton during fiscal years 2018 or 2017.

Tax-Related Fees

        No tax-related fees were paid to Grant Thornton during fiscal years 2018 or 2017.

All Other Fees

        No other fees were incurred in connection with services provided by Grant Thornton during fiscal years 2018 or 2017.

  Pre-Approved Policies and Procedures

        The Audit Committee's policy is to pre-approve the engagement of accountants to render all audit and tax-related services for the Company and any changes to the terms of the engagement. The Audit Committee pre-approves all proposed non-audit related services to be provided by the Company's independent registered public accounting firm. The Audit Committee reviews the terms of the engagement and a description of the services along with a fee proposal for the engagement. If agreed to by the Audit Committee, the Audit Committee formally accepts the engagement letter and fee proposal. Any proposal by the Company's independent registered public accounting firm for non-audit services must be specific as to the particular services to be provided. Management and the independent registered public accounting firm must each confirm to the Compensation Committee that each proposed non-audit and non-audit related service is permissible under all applicable legal requirements. Requests can be submitted to the Audit Committee and approved in one of the following ways: by a request for approval of services at a meeting of the Audit Committee, or through a written request to the Audit Committee, which may be approved by a written consent by the Audit Committee or by a designated member of the Audit Committee. The Audit Committee approved all 2018 and 2017 fees paid to Grant Thornton.

        Pursuant to the adoption of the Audit Committee Charter (as revised), the Board has adopted a policy which prohibits the Company from entering into non-audit related consulting agreements for financial information systems design and implementation, for certain other services considered to have an impact on independence, and for all other services prohibited by Sarbanes-Oxley and new SEC regulations. The policy also contains procedures requiring Audit Committee pre-approval of all audit and permitted non-audit services provided by the Company's independent registered public accounting firm.

The Board of Directors recommends a vote "FOR" ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm.

 REPORT OF THE AUDIT COMMITTEE

        The following report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference. The following report shall not otherwise be deemed filed under such Acts.

        The Audit Committee assists the Board in its oversight of the financial reporting process. The Audit Committee operates pursuant to a charter. As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of its financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent registered public accounting firm is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America ("GAAP"), and for reviewing the Company's unaudited interim financial statements. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. However, the Audit Committee will take the appropriate actions to set an overall corporate "standard" for quality financial reporting, sound business risk practices, and ethical behavior.

        The Audit Committee makes recommendations to the Board with respect to the selection and compensation of the Company's independent registered public accounting firm, the scope of the annual audits, and the fees to be paid to the independent registered public accounting firm. In connection with the decision regarding whether to re-appoint the independent auditor each year (subject to shareholder ratification), the Audit Committee conducts an annual assessment of the independent auditor's performance, including, but not limited to, assessing the independent auditor's qualifications and experience, the communication and interactions with the auditor over the course of the previous year, and the auditor's independence, objectivity, and professional skepticism. In addition, the Audit Committee monitors the performance and independence of the Company's independent registered public accounting firm and approves all services provided to the Company by the independent registered public accounting firm. The Audit Committee consults with and reviews recommendations made by the independent registered public accounting firm with respect to financial statements, financial records, and financial controls of the Company. The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and discusses with management the Company's disclosure controls and procedures.

        The Board, in its business judgment, has determined that each of the three directors on the Audit Committee is independent as required by Rule 5605(c)(2)(A) of the listing standards of the NASDAQ. In addition, the Board has determined that each member of the Audit Committee is financially literate and at least one of the Audit Committee members, Mr. Rau, is an audit committee financial expert as defined by SEC rules and regulations.

        In the performance of its oversight function of the Company's overall financial reporting process and the financial statements for the 2018 fiscal year, the Audit Committee has:

  •
  reviewed and discussed the Company's audited financial statements for the year ending September 30, 2018 with management and with the independent registered public accounting firm for the fiscal year ending September 30, 2018, Grant Thornton;

  •
  discussed with Grant Thornton the overall scope and plans for its 2018 audit, and met with representatives of the firm, both with and without management present, to discuss the results of its examination, its evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting;

  •
  reviewed and discussed management's report on internal control over financial reporting in accordance with Section 404 of Sarbanes-Oxley;

  •
  discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 16, as amended, "Communication With Audit Committees" (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit, its judgment as to the quality, not just the acceptability of the Company's accounting principles; and

  •
  received written disclosures and the letter from Grant Thornton regarding its independence, as required by applicable requirements of the Public Company Accounting Oversight Board. All audit services provided by Grant Thornton to the Company, and related fees in fiscal year 2018 were pre-approved by the Audit Committee.

        Based upon the review, reports, and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the Board that the audited financial statements for the year ending September 30, 2018 be included in the Annual Report, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:
Glen R. Bressner (Chairman) Robert H. Rau Winston Churchill

 RELATED PARTY TRANSACTIONS

        The charter of the Audit Committee provides that it is the responsibility of the Audit Committee to review and approve any transaction between the Company and its officers, directors, and 5% stockholders.

Compensation of Directors

        The Company's compensation program for non-employee directors consists of two elements of compensation: meeting fees and restricted stock or restricted stock unit awards. Each non-employee director is entitled to a fee of $1,000 for each Board meeting attended and $1,000 for each in-person committee meeting that is not held on the same day as a Board meeting. Mr. Bressner, in his role as Chairman of the Audit Committee, receives $12,000 per year in addition to the meeting fees and restricted stock or restricted stock unit awards.

        The Company also makes annual awards of restricted stock or restricted stock units, with each such unit representing a contingent right to receive one share of common stock upon vesting, to non-employee directors under the 2009 Plan. The number of shares underlying such annual awards are calculated based upon the price of the Company's common stock at the close of business on the first business day of each calendar year and such shares vest on the last business day of such calendar year. A director who resigns during the course of the year will vest in and, in the case of restricted stock units, receive a pro rata portion of the shares that he or she otherwise would have vested in and, in the case of restricted stock units, received had no such resignation occurred, based on the number of days served during the applicable calendar year.

        With respect to the fiscal year ended September 30, 2018, the Company's common stock closed at a price of $2.99 per share on January 2, 2018. Accordingly, each non-employee director received a grant of 13,377 shares of restricted stock on January 2, 2019 for service during the calendar year ended December 31, 2018.

        In addition, all directors are reimbursed for reasonable travel and lodging expenses actually incurred in connection with required attendance at Board meetings.

  Director Compensation Table

        The following table provides information on the total compensation earned by each non-employee director of the Company for the fiscal year ended September 30, 2018.

Name	Fees Earned or Paid in Cash $(1)	Stock Awards $(2)	Option Awards $	Non-Equity Incentive Plan Compensation $	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation $	Total $
Glen R. Bressner	17,000	40,000	—	—	—	—	57,000
Winston J. Churchill	5,000	40,000	—	—	—	—	45,000
Roger A. Carolin	4,000	40,000	—	—	—	—	44,000
Robert E. Mittelstaedt, Jr.	4,000	40,000	—	—	—	—	44,000
Robert H. Rau	3,000	40,000	—	—	—	—	43,000

(1)
The amounts reported in this column include fees paid for attendance of Board and Board committee meetings.

(2)
The amounts reported in this column represent the grant date fair value, computed based on the compensation cost recognized for financial reporting purposes by the Company in accordance with the valuation guidelines of Accounting Standards Codification ("ASC") 505-50, "Equity-Based Payments to Non-Employees" and ASC 718 "Compensation—Stock Compensation" with respect to the restricted stock unit awards granted to each non-employee director during the fiscal year ended September 30, 2018. See also Note 3, under the heading "Share-Based Compensation," to the Company's audited financial statements as filed in the Annual Report, which sets forth the material assumptions used in determining the compensation cost to the Company with respect to such awards. In addition, as of the close of the fiscal year ended September 30, 2018, none of the non-employee directors held outstanding options to purchase stock of the Company.

Code of Ethics

        The Company maintains a Code of Business Conduct and Ethics (the "Code of Ethics") applicable to its directors, its principal executive officer and principal financial and accounting officer, and persons performing similar functions. In addition, the Code of Ethics applies to all of the Company's employees, officers, agents, and representatives. The Code of Ethics is posted on the Company's website, www.innovative-ss.com, under the heading "Investor Relations."

Executive Officers

        Set forth below is a table identifying the Company's current executive officers who are not identified in the tables above. Biographical information for Mr. Hedrick is set forth above.

Name	Age	Position with the Company
Shahram Askarpour	60	President
Relland M. Winand	64	Chief Financial Officer

        Shahram Askarpour.    Dr. Askarpour joined the Company as a Director of Engineering in 2003, was promoted to Vice President of Engineering in 2005, and was promoted to President on April 2, 2012. Dr. Askarpour has more than 35 years of aerospace industry experience in managerial and technical positions. Prior to joining ISS, he was employed by Smiths Aerospace (a division of Smiths Group PLC), Instrumentation Technology, and Marconi Avionics. He holds a number of key patents in the aviation field. Dr. Askarpour received his engineering education in the United Kingdom, and received an undergraduate degree in Electrical Engineering from Middlesex University, a post graduate Certificate of Advanced Study in Systems Engineering, and a PhD in Automatic Control from Brunel University. He was awarded the title of Associate Research Fellow for three consecutive years by Brunel University and has published numerous papers in leading international, peer reviewed journals. In addition, he has completed management courses at Carnegie Mellon University and finance courses at the Wharton Business School.

        Relland M. Winand.    Mr. Winand joined the Company as Chief Financial Officer in December 2015, after serving as the Company's Controller from September 2015 to December 2015. Mr. Winand has served in a number of executive financial capacities with public companies, including Chief Financial Officer of ECC International, Corp, a manufacturer of computer controlled maintenance simulators primarily for the Department of Defense and Vice President Finance and Administration of Traffic.com, Inc., a leading provider of accurate, real-time traffic information in the United States. Immediately prior to joining Innovative Solutions and Support, Inc., Mr. Winand was Chief Financial Officer of Orbit/FR, Inc., an international developer and manufacturer of sophisticated microwave test and measurement systems for aerospace/defense, wireless, satellite, and automotive industries, from 2008 to 2013. From January 2014 until September 2014, Mr. Winand served as a consultant for Solomon Edwards Group LLC. He has over 30 years' experience in financial management and reporting for both public domestic and international manufacturing companies. Mr. Winand received a B.S. in Accounting from Drexel University and an M.B.A. in Finance from Widener University.

 REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of the Company's Proxy Statement with management, and based on the Compensation Committee's review and discussion with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis section be included in the Company's Proxy Statement for fiscal year 2018.

Submitted by the Compensation Committee:
Robert H. Rau (Chairman) Robert E. Mittelstaedt, Jr.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis provides an overview of the Company's executive compensation program and a description of the material factors underlying the decisions that resulted in the compensation provided to the Company's Chief Executive Officer, President, and Chief Financial Officer for the fiscal year ended September 30, 2018 (referred to herein as our "named executive officers"). The names of the Company's 2018 named executive officers and their titles are:

  •
  Geoffrey S. M. Hedrick—Chief Executive Officer

  •
  Shahram Askarpour—President

  •
  Relland M. Winand—Chief Financial Officer

Objective of the Company's Executive Compensation Program

        The objective of the Company's executive compensation program is to:

  •
  attract and retain exceptional individuals as executive officers; and

  •
  provide key executives with motivation to perform to the full extent of their abilities to maximize the performance of the Company and deliver enhanced value to the Company's shareholders.

What the Company's Executive Compensation Program is Designed to Reward

        Overall, the Company's executive compensation program is designed to reward the contributions of each individual executive officer, to ensure that each executive officer's interest is aligned with those of the Company's shareholders, and to provide sufficient incentives to executive officers to ensure their dedication to the Company. As discussed further below, the Company seeks to achieve these goals by providing sufficient base salaries to compensate executives for the day-to-day performance of their duties and awarding cash bonuses when the executive attains the personal or corporate goals and objectives established by the Company. Also, from time to time, the Company grants equity-based awards when it believes that such equity awards will further align the interests of executive officers with those of the Company's shareholders and provide an additional incentive to executive officers to contribute to the achievement of the Company's financial and strategic objectives.

General Executive Compensation Policies

Process for Setting Total Compensation

        Generally, upon hiring or promoting a named executive officer, the Compensation Committee sets the initial levels of base salary and other compensation on the basis of subjective factors, including experience, individual achievements, and level of responsibility assumed at the Company, and may consider market compensation practices from time to time. Actual base salaries, cash bonuses, and equity-based awards for each named executive officer may be adjusted from year to year based upon each named executive officer's annual review and level of attainment of personal and corporate goals and objectives, including Company financial performance, shareholder return, and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company's shareholders.

        Each named executive officer's annual review is a subjective process whereby the Chief Executive Officer or the Compensation Committee (as applicable, as described below) evaluates various factors relevant to the named executive officer's contributions to the Company, such as the executive's role in the development and execution of strategic plans, leadership skills, motivation, and involvement in industry groups. The weight given to such factors may vary from one named executive officer to another.

        The Compensation Committee seeks recommendations from the Chief Executive Officer regarding changes to or increases in the overall compensation level or any particular element of compensation for the other named executive officers. In addition, the Chief Executive Officer is principally responsible for reviewing each other named executive officer's performance, and for making recommendations for the Company's compensation plan for such executive officer for the following fiscal year. The Compensation Committee reviews the recommendations of the Chief Executive Officer in light of his proximity to the other executives and his knowledge of their contributions to the Company. The Compensation Committee independently reviews the performance of the Company's Chief Executive Officer.

        Historically, the Compensation Committee has not retained an outside consultant or advisor to advise it regarding the Company's executive compensation program. The Compensation Committee did not retain such consultant or advisor for fiscal year 2018. The Compensation Committee also did not consider any peer groups or engage in benchmarking for setting compensation levels for fiscal year 2018.

Consideration of Shareholder Advisory Vote on Executive Compensation

        Based upon the vote of the Company's shareholders at the 2017 annual meeting of the shareholders, the Company currently provides its shareholders with the opportunity to cast an advisory vote on executive compensation (a "say-on-pay proposal") once every three (3) years. At the Company's annual meeting of shareholders held in 2017, a substantial majority of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes that this voting result affirms shareholders' support of the Company's approach to executive compensation and did not materially change its approach in fiscal year 2018. The Compensation Committee will consider the outcome of the subsequent say-on-pay vote when making future compensation decisions for the named executive officers. The next time the Company is scheduled to hold a say-on-pay vote is at the Company's annual meeting of shareholders to be held in 2020.

Elements of Compensation

        The Company's executive compensation program consists of the following elements of compensation, each described in greater depth below:

  •
  Base Salary;

  •
  Annual Bonus;

  •
  Equity-based Compensation;

  •
  Perquisites; and

  •
  General Benefits.

        In determining the different elements of compensation to provide to the named executive officers, the Compensation Committee does not adhere to a specific allocation between short-term and long-term compensation, or between cash and non-cash compensation. Instead, the Compensation Committee determines the elements of compensation in a manner designed to reward strong financial performance, provide overall compensation opportunities that are sufficient to attract and retain highly skilled named executive officers, and ensure that named executive officers' interests are aligned with those of the Company's shareholders. This may result in the named executive officers receiving all cash compensation in some years (through base salary and annual bonuses) and a combination of cash and equity-based compensation in other years (through base salary, annual bonuses and equity awards).

  Base Salary

        The Company pays base salaries to named executive officers because the Company believes that base salaries are essential to recruiting and retaining qualified executives. In addition, base salaries create an incentive for named executive officers to make meaningful contributions to the Company's success because they are subject to increase based on the executive's performance. The Compensation Committee sets the initial base salary level upon the hire or promotion of a named executive officer and may incorporate base salary into related employment contracts. Base salary levels are determined initially based on the named executive officer's previous experience and employment, and the named executive officer's expected duties and responsibilities with respect to the Company. Thereafter, the Compensation Committee may increase a named executive officer's base salary each year based on the results of the named executive officer's annual review (which is conducted by the Chief Executive Officer for each of the other named executive officers and by the Compensation Committee for the Chief Executive Officer), and based on the Compensation Committee's subjective assessment of the Company's overall performance during the preceding year.

        The Compensation Committee determined that there would be no increases in the base salaries of the named executive officers during fiscal year 2018.

  Annual Bonus Compensation

        The Compensation Committee retains discretion to grant bonus compensation to the named executive officers and other employees of the Company outside of its Bonus Plan. From time to time, the Company may award discretionary annual bonuses to the named executive officers and may agree, in hiring or promoting a named executive officer, to a target bonus opportunity, expressed as a percentage of base salary, in any case, to be paid only if the Company determines that the Company has attained its financial performance goals or other objectives.

        No discretionary bonuses were paid to any named executive officers for fiscal year 2018.

  Equity Compensation

        The Company awards equity-based compensation to named executive officers in order to provide a link between the long-term results achieved for its shareholders and the rewards provided to named executive officers, thereby ensuring that such officers have a continuing stake in the Company's long-term success. Historically, equity-based compensation has been provided to named executive officers in the form of stock options (see "Equity Compensation Plan Information" section above). Such awards are made at the discretion of the Compensation Committee and are not timed or coordinated with the release of material, non-public information.

        No equity awards were granted to any named executive officers during fiscal year 2018.

  Perquisites

        In fiscal year 2018, the Company provided certain personal benefits to the Chief Executive Officer, as summarized below. The aggregate incremental cost to the Company of the perquisites received by Mr. Hedrick is included in the Summary Compensation Table, below. The Company has, with the approval of the Independent Directors, permitted the Company's Chief Executive Officer to use the Company's corporate aircraft for personal travel. The Compensation Committee believes that personal use of the Company's aircraft represents a valuable perquisite for the Chief Executive Officer and is appropriate considering his position and contributions to the Company.

  General Benefits

        The following are standard benefits offered to all eligible Company employees, including the named executive officers.

        Retirement Benefits.    The Company maintains a tax-qualified 401(k) savings plan for all eligible employees, including the named executive officers, known as the IS&S 401(k) Plan (the "Savings Plan"). The Savings Plan is a voluntary contributory plan under which employees may elect to defer compensation for federal income tax purposes under Section 401(k) of the Code. The Company makes a matching contribution to the Savings Plan at one half of each participant's deferral rate, limited to a maximum contribution of 2% of base salary and subject to limitations imposed by the Internal Revenue Code.

        Medical, Dental, Life Insurance, and Disability Coverage.    The Company makes available medical, dental, life insurance, and disability coverage to all active eligible employees, including the named executive officers.

        Other Paid Time-Off Benefits.    The Company provides vacation and other paid holidays to all employees, including the named executive officers.

Employment Agreements

        It is the Company's general philosophy that all of the Company's employees should be "at will" employees, thereby allowing both the Company and the employee to terminate the employment relationship at any time and without restriction or financial obligation. However, in certain cases, the Company has determined that, as a retention device and a means to obtain non-compete arrangements, employment agreements are appropriate.

        The Company entered into an employment agreement with Dr. Askarpour on February 14, 2012 in connection with his promotion to the position of President of the Company. The initial term of the employment agreement began on April 1, 2012 and ended on March 31, 2013. Pursuant to the terms of the agreement, the term extends for one additional year each subsequent April 1, unless either party provides written notice to the other party at least 30 days prior to the expiration of the then-current term that the term will not be renewed. The employment agreement provides for a base salary of $300,000 per year, which the Company determined to be appropriate given Dr. Askarpour's increased duties and responsibilities as President. If Dr. Askarpour's employment is terminated by the Company without "cause," then, subject to Dr. Askarpour's execution and non-revocation of a release of claims in favor of the Company, the Company will continue to pay Dr. Askarpour his base salary at the rate then in effect for a period of six (6) months following his termination date, during which period the Company will also pay Dr. Askarpour's COBRA premiums. The employment agreement contains covenants restricting Dr. Askarpour's ability to compete with the Company or solicit its employees, other service providers, or current, former, or prospective customers for 12 months after the cessation of Dr. Askarpour's employment. The employment agreement also contains standard confidentiality, assignment of invention, and non-disparagement provisions.

Change in Control Benefits

        The Compensation Committee has the authority to accelerate the vesting of Company stock options granted to named executive officers under the Company's 2009 Plan upon a change in control of the Company. The Company believes that such accelerated vesting is essential to maintaining the commitment and dedication of its key employees throughout a potential change in control of the

Company. Unless otherwise determined by the Compensation Committee or provided in an award agreement, "change in control" is generally defined for these purposes as:

  •
  the acquisition in one or more transactions during any 12-month period by any "person" (as such term is used for purposes of section 13(d) or section 14(d) of the Exchange Act) but excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries, of "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding voting securities;

  •
  a change in the composition of the Board during any 12-month period such that the individuals who at the beginning of such period constituted the Board cease to constitute a majority of the Board;

  •
  the consummation of a merger or consolidation involving the Company, if the shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than seventy percent (70%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation; or

  •
  a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company.

Stock Ownership/Retention Requirements

        The Company does not require its named executive officers to maintain a minimum ownership interest in the Company.

Tax and Accounting Considerations

        The Company considers tax and accounting implications in determining all elements of its executive compensation program. Section 162(m) of the Code generally denies a federal income tax deduction for compensation exceeding $1,000,000 paid in a taxable year to the Chief Executive Officer, the Chief Financial Officer or any of the three highest compensated officers (other than the Chief Executive Officer and Chief Financial Officer). The Compensation Committee considers the impact of this deductibility limitation on the compensation that it intends to award, and may pay compensation that is not deductible if it determines that doing so is in the best interest of the Company and consistent with the Company's executive compensation program. Through September 30, 2018, Section 162(m) of the Code has not affected the Company's tax deductions. At the present time, the Compensation Committee believes that it is unlikely that the compensation paid to any of the Company's employees in a taxable year will exceed $1,000,000.

        The Compensation Committee considers the impact of various forms of compensation on the Company's financial results. In particular, the Compensation Committee considers the potential impact on current and future financial results of all equity compensation that it approves.

 SUMMARY COMPENSATION TABLE

        This Summary Compensation Table provides information on the total compensation earned by each named executive officer for fiscal years ended September 30, 2018, 2017 and 2016.

Name and Principal Position	Year	Salary $	Bonus $	Option Awards $	All Other Compensation $(1)	Total $
Geoffrey S. M. Hedrick,	2018	400,000	—	—	5,500	405,500
Chief Executive Officer	2017	400,000	—	—	21,429	421,429
	2016	400,000	—	—	5,300	405,300
Shahram Askarpour	2018	300,000	—	—	5,500	305,500
President	2017	300,000	—	—	5,400	305,400
	2016	300,000	—	—	5,300	305,300
Relland M. Winand,	2018	200,000	—	—	4,000	204,000
Chief Financial Officer	2017	200,000	—	—	4,000	204,000
	2016	200,000	—	—	4,000	204,000

(1)
The amounts set forth in this column represent only contributions to the respective named executive officer's 401(k) plan account for the applicable fiscal year, except that, as described in the Compensation Discussion and Analysis section above, the amounts for Mr. Hedrick also include the incremental cost to the Company of permitting personal use of a Company aircraft in fiscal year 2017 ($16,029).

GRANTS OF PLAN-BASED AWARDS

        There were no non-equity or equity awards granted to our named executive officers in the fiscal year ended September 30, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table provides outstanding stock option information for the named executive officers as of the end of fiscal year 2018.

Name	Grant Date	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options #	Option Exercise Price $		Option Expiration Date
Geoffrey S. M. Hedrick	—	—	—	—	—		—
Shahram Askarpour	08/15/11	15,000	—	—	3.78	(1)	08/15/21
	02/21/12	250,000	—	—	2.48	(1)	02/21/22
	01/29/13	250,000	—	—	4.06		01/29/23
Relland Winand	—	—	—	—	—		—

(1)
The applicable exercise price of each outstanding option reflects the reduction by $1.50 per share, approved by unanimous consent of the Company's Board of Directors on January 25, 2013, pursuant to the terms of the 2009 Stock-Based Incentive Compensation Plan, as applicable, to offset the dilutive impact of the extraordinary dividend paid by the Company on its common stock on December 27, 2012 to holders of record on December 17, 2012.

 OPTION EXERCISES AND STOCK VESTED

        None of our named executive officers exercised options or had stock awards vest during the fiscal year ended September 30, 2018.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        As described in the Compensation Discussion and Analysis section above, Dr. Askarpour's employment agreement provides that if his employment is terminated by the Company without "cause," then, subject to his execution and non-revocation of a release of claims in favor of the Company, the Company will continue to pay Dr. Askarpour his base salary at the rate then in effect for a period of six (6) months following his termination date, during which period the Company will also pay Dr. Askarpour's COBRA premiums. If Dr. Askarpour's employment were terminated by the Company without "cause" on September 30, 2018, the total amounts payable to Dr. Askarpour would be $161,725. For purposes of Dr. Askarpour's employment agreement, "cause" generally means (a) the commission by or conviction of Dr. Askarpour, or plea of guilty or nolo contendere to, a felony or any crime involving dishonesty, disloyalty, or moral turpitude; (b) Dr. Askarpour's willful misconduct or willful failure substantially to perform the duties of his position or his willful refusal to comply with the lawful directives of the CEO or any director of the Company; (c) a breach by Dr. Askarpour of his employment agreement or any written policies of the Company applicable to Dr. Askarpour; (d) any act or omission by Dr. Askarpour constituting dishonesty, fraud or embezzlement, or an intentional violation of Dr. Askarpour's duty of loyalty to the Company under law; (e) Dr. Askarpour's gross negligence in the performance of his duties; or (f) Dr. Askarpour's poor job performance or other improper conduct not otherwise described above, except that cause shall not exist based solely on clauses (e) or (f), unless the Company has given Dr. Askarpour written notice of its intent to terminate his employment for cause, and allowed Dr. Askarpour 30 days to cure such alleged poor job performance or other improper conduct.

        As described in the Compensation Discussion and Analysis section above, the Compensation Committee has the authority to accelerate the vesting of Company stock options granted to named executive officers under the Company's 2009 Plan upon a change in control of the Company. None of our named executive officers held unvested options as of September 30, 2018.

SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING
AND OTHER MATTERS

        Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2020 annual meeting of shareholders must submit such proposals to the Company at 720 Pennsylvania Drive, Exton, PA 19341, Attention: Relland M. Winand. In order for the proposal to be included in the proxy statement for the 2020 annual meeting of shareholders, the shareholder submitting the proposal must meet certain eligibility standards and comply with the procedures established by the SEC as set forth in Rule 14a-8 of the Exchange Act.

        On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs a company's use of discretionary proxy voting authority for a shareholder proposal which the shareholder has not sought to include in the proxy statement. The amendment provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to the Company's 2020 Annual Meeting of Shareholders, if the Company does not receive notice of a shareholder proposal, which the shareholder has not previously sought to include in the proxy statement, by January 7, 2020, the management proxies will be allowed to use their discretionary authority.

        The Company's Amended and Restated Bylaws provide that a shareholder proposal (including a shareholder nomination of a director) must meet certain predetermined requirements in order to be considered at an annual meeting of the shareholders. In order to be considered, a shareholder's proposal must be made in writing and delivered to, or mailed and received at, the Company's principal executive offices not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the date that the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders in the case of an annual meeting that is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of shareholders. However, in the case of an annual meeting that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting, proposals must be received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice to the Secretary must set forth certain information as specified in the Company's Amended and Restated Bylaws. In order to be included in the Company's 2020 Annual Meeting proxy statement any shareholder proposal must be received at the address listed above by October 24, 2019, but not before September 24, 2019, which is 120 days and 150 days, respectively, prior to the anniversary date of the release of this Proxy Statement.

        As of the date of this Proxy Statement, the Board knows of no other business which may properly be and is likely to be brought before the Annual Meeting. If a shareholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Exchange Act or the Company's Amended and Restated Bylaws is properly brought before the Annual Meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the Annual Meeting, shares of common stock represented by proxies will be voted at the discretion of the proxy holders.

        This Proxy Statement contains certain references to the Company's website, website, www.innovative-ss.com. None of the information on the Company's website is incorporated by reference in this Proxy Statement.

By Order of the Board of Directors

/s/ GEOFFREY S. M. HEDRICK Chairman of the Board and Chief Executive Officer
February 21, 2019

Annex A

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
2019 STOCK-BASED INCENTIVE COMPENSATION PLAN

        Section 1.    Purpose of the Plan.    The purpose of the Innovative Solutions and Support, Inc. 2019 Stock-Based Incentive Compensation Plan is to assist the Company and its Subsidiaries in attracting and retaining valued Employees, Consultants and Non-Employee Directors by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such Employees, Consultants and Non-Employee Directors.

        Section 2.    Definitions.    As used herein, the following definitions shall apply:

          2.1.  "Award" means an award of Restricted Stock, Options, SARs, or other stock-based grant under the Plan.

          2.2.  "Award Agreement" means the written agreement, instrument or document evidencing an Award.

          2.3.  "Board" means the Board of Directors of the Company.

          2.4.  "Cause" means,

            (a)   if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, "Cause" shall have the meaning provided in such agreement;

            (b)   if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of "Cause" is set forth in the applicable employment, consulting, severance or similar agreement, "Cause" shall have the meaning provided in the applicable Award Agreement; or

            (c)   if neither (a) nor (b) applies, then "Cause" shall mean, as determined by the Committee in its sole discretion, (i) the Participant's willful misconduct or gross negligence in connection with the performance of the Participant's duties for the Company or any Subsidiary; (ii) the Participant's conviction of, or a plea of nolo contendere to, a felony or a crime involving fraud or moral turpitude; (iii) the Participant's engaging in any business that directly or indirectly competes with the Company or any Subsidiary; (iv) disclosure of trade secrets, customer lists or confidential information of the Company, any Subsidiary or any affiliate thereof to a competitor or unauthorized Person.

          2.5.  "Change in Control" means, unless otherwise determined by the Committee or provided in an Award Agreement:

            (a)   the acquisition in one or more transactions during any 12-month period by any "Person" (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act) but excluding, for this purpose, (i) the Company or any Subsidiary, (ii) any employee benefit plan of the Company or any Subsidiary, or (iii) a Person owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company, of "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities");

            (b)   a change in the composition of the Board such that the individuals who as of any date constitute the Board (the "Incumbent Board") cease to constitute a majority of the Board at any time during the 12-month period immediately following such date; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the "Incumbent Board" shall mean the Board as so reduced;

            (c)   the consummation of a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation; or

            (d)   a complete liquidation or dissolution of the Company (other than pursuant to a transaction in which the assets of the Company are distributed to a Person owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company) or a sale or other disposition of all or substantially all of the assets of the Company (other than to a Person described in clauses (i), (ii) or (iii) of Section 2.5(a) above).

Notwithstanding the foregoing, a restructuring, reorganization or similar event in which the shareholders of the Company immediately before such event have "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of the Company immediately after such event in substantially the same proportions as their ownership of shares of the Company immediately before such event shall not constitute a Change in Control.

          2.6.  "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          2.7.  "Common Stock" means the common stock of the Company, par value $.001 per share.

          2.8.  "Company" means Innovative Solutions and Support, Inc., a Pennsylvania corporation, or any successor corporation.

          2.9.  "Committee" means the Compensation Committee of the Board, each member of which shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act.

          2.10.  "Consultant" means a natural person who provides bona fide services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction and is not engaged in activities that directly or indirectly promote or maintain a market for the Company's securities.

          2.11.  "Disability" means,

            (a)   if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, "Disability" shall have the meaning provided in such agreement;

            (b)   if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of "Disability" is set forth in the applicable employment, consulting, severance or similar agreement, "Disability" shall have the meaning provided in the applicable Award Agreement; or

            (c)   if neither (a) nor (b) applies, then "Disability" shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          2.12.  "Effective Date" means the date that the Plan is approved by the shareholders of the Company in accordance with applicable laws, resolutions or rules governing the applicable securities exchange.

          2.13.  "Employee" means an officer or other employee of the Company or a Subsidiary, including a director who is such an employee.

          2.14.  "Exchange Act" means the Securities Exchange Act of 1934, as amended. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.

          2.15.  "Fair Market Value" means, on any given date, (i) if the shares of Common Stock are then listed on a national securities exchange, including the Nasdaq Global Select Market ("NASDAQ"), the closing sales price per share of Common Stock on the exchange for such date, or if no sale was made on such date on the exchange, on the last preceding day on which a sale occurred; (ii) if shares of Common Stock are not then listed on a national securities exchange but are then quoted on another stock quotation system, the closing price for the shares of Common Stock as quoted on such quotation system on such date, or if no sale was made on such date on such quotation system, on the last preceding day on which a sale was made; or (iii) if (i) and (ii) do not apply, such value as the Committee in its discretion may in good faith determine in accordance with Section 409A of the Code (and, with respect to Incentive Stock Options, Section 422 of the Code) and the applicable guidance thereunder.

          2.16.  "Incentive Stock Option" means an Option or portion thereof intended to meet the requirements of an "incentive stock option" as defined in Section 422 of the Code and designated as an Incentive Stock Option.

          2.17.  "Non-Employee Director" means a member of the Board who is not an Employee.

          2.18.  "Non-Qualified Option" means an Option or portion thereof not designated as an Incentive Stock Option, or which otherwise fails to qualify as an Incentive Stock Option.

          2.19.  "Option" means a right granted under the Plan to purchase a specified number of shares of Common Stock at a specified price. An Option may be an Incentive Stock Option or a Non-Qualified Option.

          2.20.  "Optionee" means a person to whom an Option has been granted under the Plan.

          2.21.  "Participant" means any Employee, Non-Employee Director or Consultant who receives an Award.

          2.22.  "Performance Goals" means any goals established by the Committee in its sole discretion the attainment of which is substantially uncertain at the time such goals are established. Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or any Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Performance Goals may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance Goals may be based upon: specified levels of or increases in the Company's, a division's or a Subsidiary's return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA); net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; share price (including but not limited to growth measures and total shareholder return), operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation, including but not limited to entering into, substantially completing, or receiving payments under, relating to, or deriving from a joint development agreement, licensing agreement, or similar agreement; customer or employee satisfaction; individual objectives; any other financial or other measurement deemed appropriate by the Committee as it relates to the results of operations or other measurable progress of the Company and Subsidiaries (or any business unit thereof); such other criteria as the Committee may determine; and any combination of any of the foregoing criteria. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

          2.23.  "Person" means any natural person or entity, including any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative, association, or any foreign trust or foreign business organization, or any other entity that is not a natural person.

          2.24.  "Plan" means the Innovative Solutions and Support, Inc. 2019 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

          2.25.  "Performance-Based Award" means an Award or portion of an Award the vesting, exercisability or settlement of which is based, in whole or in part, upon the attainment of Performance Goals.

          2.26.  "Prior Plan" means the Innovative Solutions and Support, Inc. 2009 Stock-Based Incentive Compensation Plan.

          2.27.  "Restricted Stock" means Common Stock awarded by the Committee under Section 6.3 of the Plan.

          2.28.  "Restriction Period" means the period during which Restricted Stock is subject to forfeiture.

          2.29.  "SAR" means a stock appreciation right awarded by the Committee under Section 6.2 of the Plan.

          2.30.  "Securities Act" means the Securities Act of 1933, as amended. A reference to any provision of the Securities Act or rule promulgated under the Securities Act shall include reference to any successor provision or rule.

          2.31.  "Subsidiary" means any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

          2.32.  "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

        Section 3.    Eligibility.    Any Employee, Non-Employee Director or Consultant shall be eligible to receive an Award; provided, however, that only persons who are employees of the Company or any "subsidiary corporation" (within the meaning of Section 424(f) of the Code) may be granted Incentive Stock Options.

        Section 4.    Administration and Implementation of Plan.

          4.1.  The Plan shall be administered by the Committee; provided, however, that the Board shall administer and otherwise exercise all powers of the Committee under the Plan with respect to Awards granted to Non-Employee Directors. Notwithstanding the foregoing, the Committee may make recommendations to the full Board regarding Awards to Non-Employee Directors. Any action of the Committee (or, as applicable, the Board) in administering the Plan shall be final, conclusive and binding on all Persons, including the Company, the Subsidiaries, their respective employees, Participants, Persons claiming rights from or through Participants, and shareholders of the Company.

          4.2.  Notwithstanding Section 4.1, the Board shall serve as a "Secondary Committee" with the full authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 of the Exchange Act and administer the Plan with respect to such Awards. In all cases requiring an interpretation of the Plan related to an Award made by the Secondary Committee, the use of the term "Committee" herein shall refer to the Secondary Committee. Notwithstanding the foregoing, the Board may delegate to one or more officers or Board members the authority to act as a Secondary Committee with the same authority with respect to selecting the individuals to whom Awards are granted and establishing the terms and conditions of such Awards as the Secondary Committee has under the terms of the Plan.

          4.3.  Subject to the provisions of the Plan, the Committee (or, as applicable, the Board) shall have full and final authority in its discretion to (i) select the Employees, Non-Employee Directors and Consultants who will receive Awards pursuant to the Plan; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of shares of Common Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to Performance Goals relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (iv) determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, or surrendered; (v) determine whether Performance Goals to which the settlement of an Award is subject are satisfied; (vi) correct any defect or supply any omission or reconcile any inconsistency in the Plan, and adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments relating to the Plan as it may deem necessary or advisable; (vii) construe and interpret the Plan; and (viii) make all other determinations as it may deem necessary or advisable for the administration of the Plan; provided, however, that, except as otherwise permitted under Section 7 or Section 8 hereof, the Committee shall be prohibited from effecting a repricing, replacement, regrant through cancellation, repurchase for cash, or other modification of any outstanding Award, in any case, without shareholder approval as required by Section 9.4 hereof.

        Section 5.    Shares of Common Stock Subject to the Plan.

          5.1.  Subject to adjustment as provided in Section 8, the total number of shares of Common Stock available for Awards under the Plan shall be 750,000, plus the number of shares of Common Stock that were authorized but unissued under the Prior Plan as of the Effective Date.(1) Any shares tendered, with the Committee's approval, by a Participant in payment of an exercise price for an Award or the tax liability with respect to an Award, including shares withheld from any such Award, shall not be available for future Awards hereunder.

(1)
As of September 30, 2018, 208,128 shares were available for awards under the 2009 plan.

          5.2.  All shares of Common Stock available for Awards under the Plan may be issued pursuant to Incentive Stock Options, and no more than 300,000 shares (subject to adjustment as provided in Section 8) may be awarded under the Plan to any Employee in any one calendar year. Common Stock awarded under the Plan may be reserved or made available from the Company's authorized and unissued Common Stock or from Common Stock reacquired and held in the Company's treasury.

          5.3.  Any shares of Common Stock issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares of Common Stock available for Awards under the Plan.

          5.4.  If any shares subject to an Award under the Plan are forfeited or such Award otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award, and if necessary, to comply with applicable law or regulations. In addition, each SAR granted under the Plan shall reduce the number of shares of Common Stock available for issuance under the Plan by the number of shares of Common Stock to which such SAR relates, rather than by the number of shares of Common Stock issued upon exercise of such SAR.

        Section 6.    Awards.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation terms requiring forfeiture of Awards in the event of the termination of employment or other relationship with the Company or any Subsidiary by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be determined by the Committee. Each Award, and the terms and conditions applicable thereto, shall be evidenced by an Award Agreement; provided that, notwithstanding anything in the Plan or the Award Agreement to the contrary, no portion of an Award may become vested (and no portion of the Restriction Period may lapse) prior to the first anniversary of the date of grant of the Award, subject to any accelerated vesting permitted under Article 7.

          6.1.    Options.    Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed exercise price, as provided in the applicable Award Agreement. Options may be either Incentive Stock Options or Non-Qualified Options; provided that Incentive Stock Options may not be granted to Non-Employee Directors or Consultants. The grant of Options shall be subject to the following terms and conditions:

            (a)    Exercise Price.    The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee and specified in the Award Agreement, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant (or 110% of Fair Market Value of a share of Common Stock on the date of grant in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

            (b)    Term of Options.    The term of an Option shall be specified in the Award Agreement, but shall in no event be greater than ten years (or five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

            (c)    Exercise of Option.    Each Option grant shall specify the time or times at which an Option may be exercised in whole or in part and the terms and conditions applicable thereto, including (i) a vesting schedule which may be based upon the passage of time, attainment of Performance Goals or a combination thereof, (ii) whether the exercise price for an Option shall be paid in cash, with shares of Common Stock, with any combination of cash and shares of Common Stock, or with other legal consideration that the Committee may deem appropriate, (iii) the methods of payment, which may include payment through cashless and net exercise arrangements, to the extent permitted by applicable law, and (iv) the methods by which, or the time or times at which, Common Stock will be delivered or deemed to be delivered to Participants upon the exercise of such Option. Payment of the exercise price shall in all events be made within three days after the date of exercise of an Option. Unless otherwise determined by the Committee or provided in an Award Agreement, each Option shall be exercisable for a period of 90 days following termination of employment by the Company (or a Subsidiary) without Cause and one year following termination of employment due to the Participant's death or Disability (in any case, not beyond the expiration of the Option term), to the extent the Option was otherwise exercisable at the time of such termination. Unless otherwise determined by the Committee or provided in an Award Agreement, for any other termination of employment, the Option shall not be exercisable following termination of employment with the Company and the Subsidiaries.

            (d)    Incentive Stock Options.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition (as defined in Section 421(b) of the Code) of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of any period during which a disqualifying disposition could occur, subject to complying with any instructions from such Participant as to the sale of such shares.The aggregate Fair Market Value, determined as of the date of grant, for Awards granted under the Plan (or any other stock or share option plan required to be taken into account under Section 422(d) of the Code) that are intended to be Incentive Stock Options which are first exercisable by the Participant during any calendar year shall not exceed $100,000. To the extent an Award purporting to be an Incentive Stock Option exceeds the limitation in the previous sentence or does not otherwise qualify as an Incentive Stock Option, the portion of the Award in excess of such limit or that does not so qualify shall be a Non-Qualified Option.

            (e)    No Shareholder Rights.    Until the issuance of the stock certificate (which may be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) evidencing any shares of Common Stock to be delivered upon the exercise of an Option, no right to receive dividends or to vote, nor any other rights as a shareholder, shall exist with respect to any shares of Common Stock underlying the Option, notwithstanding the exercise of the Option.

          6.2.    Stock Appreciation Rights.    An SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise over (ii) the grant price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of a share of Common Stock on the date of grant. The grant of SARs shall be subject to the following terms and conditions:

            (a)   Each SAR grant shall specify the number of SARs granted, the grant price of the SAR, the time or times at which an SAR may be exercised in whole or in part (including vesting upon the passage of time, the attainment of Performance Goals, or a combination thereof), the method of exercise, method of settlement (in cash, Common Stock or a combination thereof), form of consideration payable in settlement, method by which Common Stock will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any SAR. Unless otherwise determined by the Committee or provided in an Award Agreement, each SAR shall be exercisable for a period of 90 days following termination of employment by the Company (or a Subsidiary) without Cause and one year following termination of employment due to the Participant's death or Disability (in any case, not beyond the expiration of the SAR term), to the extent the SAR was otherwise exercisable at the time of such termination. Unless otherwise determined by the Committee or provided in an Award Agreement, for any other termination of employment, the SAR shall not be exercisable following termination of employment with the Company and the Subsidiaries.

            (b)   An SAR granted under the Plan may be granted alone or in tandem with all or a portion of a related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the related Option is exercisable.

            (c)   The term of an SAR shall be specified in the Award Agreement, but shall in no event be greater than ten years.

            (d)    No Shareholder Rights.    Until the issuance of the stock certificate (which may be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) evidencing any shares of Common Stock to be delivered upon the exercise of an SAR, no right to receive dividends or to vote, nor any other rights as a shareholder, shall exist with respect to any shares of Common Stock underlying the SAR, notwithstanding the exercise of the SAR.

          6.3.    Restricted Stock.    An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events during the Restriction Period. Such an Award shall be subject to the following terms and conditions:

            (a)   Each Restricted Stock grant shall specify the duration of the Restriction Period and/or each installment thereof, the conditions under which the Restricted Stock may be forfeited to the Company, and the amount, if any, the Participant must pay to receive the Restricted Stock. Such restrictions may include a vesting schedule based upon the passage of time, the attainment of Performance Goals or a combination thereof.

            (b)   During the Restriction Period, the transferability of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

            (c)   Upon determination of the number of shares of Restricted Stock to be granted to the Participant, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant or placed in a restricted stock account (including without limitation an electronic account) with the transfer agent, in either case, with the Participant designated as the registered owner. The certificate(s), if any, representing such shares shall be legended (physically or electronically) as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as provided in the Award Agreement, and the legend shall be removed and such number of shares delivered to the Participant (or, where appropriate, the Participant's legal representative).

            (d)   Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a shareholder with respect to Restricted Stock, including, without limitation, the right to receive dividends thereon (whether in cash or shares of Common Stock) and to vote such shares of Restricted Stock. Dividends shall be subject to the same restrictions as the underlying Restricted Stock unless otherwise provided by the Committee.

          6.4.    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants any type of Award other than an Award provided in Section 6.1, 6.2, or 6.3 hereof that is payable in, or valued in whole or in part by reference to, shares of Common Stock, and that is deemed by the Committee to be consistent with the purposes of the Plan.

          6.5.    Additional Provisions Applicable to Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, any other Award granted under the Plan. In addition, the Committee may grant Awards in substitution for awards granted under any other plan of any business entity acquired by the Company or any Subsidiary.

        Section 7.    Change in Control.    Notwithstanding any provision in the Plan to the contrary and unless otherwise provided in the applicable Participant's Award Agreement, upon the occurrence of a Change in Control, the following provisions shall apply:

          7.1.    General.    In the event of a Change in Control, if (x) the successor corporation or company (or its direct or indirect parent) does not agree to assume an outstanding Award or does not agree to substitute or replace such Award with an award involving the ordinary equity securities of such successor corporation (or its direct or indirect parent) on terms and conditions necessary to preserve the rights of the applicable Participant with respect to such Award, (y) the securities of the Company or the successor corporation or company (or its direct or indirect parent) will not be publicly traded on a U.S. securities exchange immediately following such Change in Control or (z) the Change in Control is not approved by a majority of directors on the Incumbent Board immediately prior to such Change in Control, then, unless otherwise provided by the Committee or in an Award Agreement, the Committee, in its discretion, may take one or more of the following actions with respect to all, some or any of the Awards that are outstanding as of immediately prior to such Change in Control: (i) accelerate the vesting and, if applicable, exercisability of such Awards to the extent then unvested and, if applicable, unexercisable, such that such outstanding Awards are fully vested and, if applicable, exercisable as of immediately prior to such Change in Control, (ii) cancel outstanding vested Options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the unexercised portion of the Option or SAR as of the date of the Change in Control over the exercise price or grant price (as applicable) of such portion (provided that any Option or SAR with a per share exercise price or grant price, as the case may be, that equals or exceeds the Fair Market Value of one share of Common Stock on the date of the Change in Control shall be cancelled with no payment due the Participant), (iii) terminate Options or SARs immediately prior to the Change in Control, provided that the Company provide the Optionee an opportunity to exercise the Option within a specified period following the Optionee's receipt of a written notice of such Change in Control and of the Company's intention to terminate the Option prior to such Change in Control, (iv) with respect to any Awards that do not constitute "non-qualified deferred compensation" within the meaning of Section 409A of the Code, accelerate the settlement of such Awards upon such Change in Control; (v) with respect to Awards that constitute "non-qualified deferred compensation" within the meaning of Section 409A of the Code, terminate all such Awards and settle all such Awards for a cash payment equal to the Fair Market Value of the shares of Common Stock underlying such Awards less the amount the Participant is required to pay for such Shares, if any (provided that (I) such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5)(v), (vi) or (vii) and (II) all other arrangements that would be aggregated with such Awards under Section 409A of the Code are terminated and liquidated within 30 days before or 12 months after such Change in Control), or (vi) take such other actions as the Committee deems appropriate. If any action is taken under this Section 7.1 with respect to any Performance-Based Award, the applicable Performance Goals shall be deemed satisfied based on the actual level of achievement of the applicable Performance Goals through the date of the Change in Control or, if determined by the Committee in its sole discretion prior to such Change in Control, using the applicable target level of achievement prorated based on the date of the Change in Control. Notwithstanding the foregoing, no Award that constitutes "non-qualified deferred compensation" (within the meaning of Section 409A of the Code) shall be payable upon the occurrence of a Change in Control unless such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5).

          7.2.    Termination Following a Change in Control.    Notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in an Award Agreement or as otherwise determined by the Committee prior to a Change in Control, in the event that Awards under the Plan are assumed in connection with a Change in Control or are substituted with new awards, in either case, as contemplated in Section 7.1 above, and a Participant's employment or other service with the Company and the Subsidiaries is terminated by the Company or a Subsidiary without Cause or due to Disability or as the result of the Participant's death, in any case, within 24 months following a Change in Control, (i) the unvested portion of such Participant's Awards (including without limitation any awards received in substitution of an Award) shall vest in full (with any applicable Performance Goals being deemed to have been achieved at target or, if greater, actual levels of performance), (ii) Options and SARs (including without limitation options and stock or share appreciation rights received in substitution of an Award) shall remain exercisable by the Participant or the Participant's beneficiary or legal representative, as the case may be, for a period of one year thereafter (but not beyond the stated term of such Option or SAR), and (iii) all other stock-based Awards (including without limitation any received in substitution of an Award) shall be settled within 30 days after such termination; provided, however, that with respect to clause (iii), if settlement of such Awards on such date would violate Section 409A of the Code, then such Award instead shall be settled in full at the time it otherwise would have been settled in connection with a termination of employment or service without Cause or due to death or Disability, as applicable. At any time prior to a Change in Control, the Committee may choose to not apply this Section 7.2 with respect to all or any Awards.

          7.3.    Committee Authority.    The judgment of the Committee with respect to any matter referred to in this Section 7 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan or Award Agreement.

        Section 8.    Adjustments upon Changes in Capitalization.

          8.1.  In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall proportionately and equitably adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, (iv) the limits described in Section 5 of the Plan, and (v) the exercise or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award.

          8.2.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in Section 14.1) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

        Section 9.    Termination and Amendment.

          9.1.    Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company's shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders if (i) such action would increase the number of shares subject to the Plan, (ii) decrease the price at which Awards may be granted, or (iii) such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the Company's shareholders for approval; provided, however, that, except as provided in Section 18, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any outstanding Award.

          9.2.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, except as provided in Section 18, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

          9.3.  Notwithstanding anything in this Section 9 to the contrary, any Performance Goal applicable to an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances.

          9.4.  Notwithstanding anything in the Plan or an Award Agreement to the contrary, no Award may be repriced, replaced, regranted through cancellation, or modified, directly or indirectly, nor may any underwater Option or underwater SAR be repurchased for cash, in any case, without the approval of the shareholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Sections 7 and 8.

        Section 10.    No Right to Award, Employment or Service.    No Participant, Employee, Consultant or Non-Employee Director shall have any claim to be granted any Award under the Plan, and there is no obligation that the terms of Awards be uniform or consistent among Participants. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary. For purposes of the Plan, transfer of employment or service between the Company and the Subsidiaries shall not be deemed a termination of employment or service.

        Section 11.    Taxes.    Each Participant must make appropriate arrangement for the payment of any taxes relating to an Award granted hereunder. The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including from a distribution of Common Stock, or from any payroll or other payment due to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include the ability to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

        Section 12.    Limits on Transferability; Beneficiaries.    No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or, with respect to Awards other than Incentive Stock Options, his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards (other than Incentive Stock Options) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners (provided that any vesting conditions shall be unaffected by such transfer). The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a natural person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

        Section 13.    Foreign Nationals.    Without amending the Plan, Awards may be granted to Employees, Consultants or Non-Employee Directors who are foreign nationals or render services outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

        Section 14.    Securities Law Requirements.

          14.1.  No shares of Common Stock may be issued hereunder if the Company shall at any time determine that to do so would (i) violate the listing requirements of an applicable securities exchange, or adversely affect the registration or qualification of the Company's Common Stock under any state or federal law, or (ii) require the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities. In any of the events referred to in clause (i) or clause (ii) above, the issuance of such shares shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when issuance has been suspended.

          14.2.  The Committee may require, as a condition to the issuance of shares hereunder, representations, warranties and agreements to the effect that such shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act, and the rules and regulations thereunder. The certificates issued to evidence such shares, if any, shall bear appropriate legends summarizing such restrictions on the disposition thereof.

        Section 15.    Termination.    Unless earlier terminated, the Plan shall terminate with respect to the grant of new Awards on the earlier of the 10-year anniversary of the Effective Date or the 10-year anniversary of the date the Plan was approved by the Board, and no Awards under the Plan shall thereafter be granted; provided that no such termination shall impact Awards that were granted prior to such termination.

        Section 16.    Fractional Shares.    The Company will not be required to issue any fractional shares of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions and settlement of such fractional shares of Common Stock in cash.

        Section 17.    Discretion.    In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any Employee, any Consultant, any Non-Employee Director, the Company, any Subsidiary, any affiliate, any shareholder or any other Person.

        Section 18.    Section 409A.    The Plan and all Awards are intended to comply with, or be exempt from, Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder, and shall be interpreted in a manner consistent therewith. Notwithstanding anything contained herein to the contrary, in the event any Award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a Participant's prior consent, amend the Plan and/or Award, adopt policies and procedures, or take any other actions as deemed appropriate by the Committee to (i) exempt the Plan and/or any Award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such Award or (iii) comply with the requirements of Section 409A of the Code. In the event that a Participant is a "specified employee" within the meaning of Section 409A of the Code, and a payment or benefit provided for under the Plan would be subject to additional tax under Section 409A of the Code if such payment or benefit is paid within six (6) months after such Participant's separation from service (within the meaning of Section 409A of the Code), then such payment or benefit shall not be paid (or commence) during the six (6) month period immediately following such Participant's separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Section 409A of the Code shall instead be paid to the Participant in a lump-sum, without interest, on the earlier of (i) the first business day of the seventh month following the month in which such Participant's separation from service occurs or (ii) the tenth business day following such Participant's death (but not earlier than if such delay had not applied). A Participant's right to receive any installment payments under an Award Agreement, including without limitation as the result of any deferral of an Award in accordance with Section 409A of the Code, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Section 409A of the Code. Notwithstanding anything contained in the Plan or in an Award Agreement to the contrary, neither the Company, any member of the Committee nor any Subsidiary shall have any liability or obligation to any Participant or any other Person for taxes, interest, penalties or fines (including without limitation any of the foregoing resulting from the failure of any Award granted hereunder to comply with, or be exempt from, Section 409A of the Code). Any Award that is to be settled or paid upon a termination of employment or service and that constitutes "non-qualified deferred compensation" under Section 409A of the Code shall not be paid or settled unless such termination of employment or service constitutes a "separation from service" within the meaning of Section 409A of the Code.

        Section 19.    Governing Law.    The validity and construction of the Plan and any Award Agreements entered into thereunder shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, but without giving effect to the conflict of laws principles thereof.

        Section 20.    Recoupment/Share Ownership.    Any Award granted pursuant to the Plan (and all shares acquired thereunder) shall be subject to mandatory repayment and clawback as may be required by law or the rules of any applicable securities exchange. Additional recoupment and clawback policies may be provided in the Participant's Award Agreement. In addition, all Awards granted under the Plan (and all shares acquired thereunder) shall be subject to the holding periods set forth in the Company's stock ownership guidelines, as in effect from time to time.

        Section 21.    Effective Date.    The Plan shall become effective upon the Effective Date, and no Award shall become exercisable, realizable or vested prior to the Effective Date.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 PENNSYLVANIA DRIVE, EXTON, PENNSYLVANIA 19341
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR THE April 2, 2019 ANNUAL MEETING OF SHAREHOLDERS

        The undersigned hereby appoints Mr. Geoffrey S. M. Hedrick and Relland M. Winand and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on January 22, 2019 at the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on April 2, 2019, at the Company's corporate offices, 720 Pennsylvania Drive, Exton, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED IN PROPOSAL NO. 1, IN FAVOR OF PROPOSAL NO. 2 AND IN FAVOR OF PROPOSAL NO. 3.

☒	Please mark your votes as in this example.
1.
Election of each of Messrs. Geoffrey S. M. Hedrick, Winston J. Churchill, Robert H. Rau, Roger A. Carolin, Robert E. Mittelstaedt, Jr. and Glen R. Bressner as directors of the Company for a term of one year:

Geoffrey S. M. Hedrick	☐	FOR NOMINEE	☐	WITHHOLD AUTHORITY
Winston J. Churchill	☐	FOR NOMINEE	☐	WITHHOLD AUTHORITY
Robert H. Rau	☐	FOR NOMINEE	☐	WITHHOLD AUTHORITY
Roger A. Carolin	☐	FOR NOMINEE	☐	WITHHOLD AUTHORITY
Robert E. Mittelstaedt, Jr.	☐	FOR NOMINEE	☐	WITHHOLD AUTHORITY
Glen R. Bressner	☐	FOR NOMINEE	☐	WITHHOLD AUTHORITY

2.	Adoption of the Innovative Solutions and Support, Inc. 2019 Stock-Based Incentive Compensation Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Ratification of the appointment of Grant Thornton, LLP as the Company's independent registered public accounting firm for the fiscal year ended September 30, 2019:

☐	FOR	☐	AGAINST	☐	ABSTAIN

        PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

 INNOVATIVE SOLUTIONS AND SUPPORT, INC.

        In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2 AND "FOR" PROPOSAL NO. 3.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED IN PROPOSAL NO. 1, IN FAVOR OF PROPOSAL NO. 2 AND IN FAVOR OF PROPOSAL NO. 3.

        Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy, unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial, or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

        PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Date:

SIGNATURE

Date:

SIGNATURE (if jointly owned)

Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.

☐
Please check this box if you plan to attend the meeting.

VOTE BY INTERNET·www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. BROADRIDGE CORPORATE ISSUER SOLUTIONS 00 INNOVATIVE SOLUTIONS AND SUPPORT, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE·1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Es ----rns mo RW DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For Against Abstain of the Company for a term of one year. 2019 Stock-Based Incentive Compensation Plan. the Company's independent registered public accounting INNOVATIVE SOLUTIONS AND SUPPORT, INC. The Board of Directors recommends you vote FOR the following proposals: Election of each of Messrs. Geoffrey S, M, Hedrick, Winston J. Churchill, Robert H. Rau, Roger A. Carolin, Robert E. Mittelstaedt, Jr. and Glen R.Bressner as directors 1a. Geoffrey S. M. Hedrick 0 0 2 Adoption of the Innovative Solutions and Support, Inc. 0 0 0 1b. Winston J. Churchill 0 0 1c. Robert H. Rau 0 0 3. Ratification of the appointment of Grant Thornton, LLP as 0 0 0 1d. Roger A. Carolin 0 0 firm for the fiscal year ended September 30, 2019. 1e. Robert E. Mittelstaedt, Jr. 0 0 1f. Glen R Bressner 0 0 YesNo Please indicate if you plan to attend this meeting. 0 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE-SIGN WII HIN BOXJ Signature (Jomt Owners)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E55677-P17035 INNOVATIVE SOLUTIONS AND SUPPORT, INC. 720 PENNSYLVANIA DRIVE, EXTON, PENNSYLVANIA 19341 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR THE APRIL 2, 2019 ANNUAL MEETING OF SHAREHOLDERS The undersigned hereby appoints Mr. Geoffrey S.M. Hedrick and Reiland M. Winand and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated on the reverse side, all the shares of Common Stock held of record by the undersigned on January 22, 2019 at the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on April2, 2019, at the Company's corporate offices, 720 Pennsylvania Drive, Exton, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED IN PROPOSAL NO. 1, IN FAVOR OF PROPOSAL NO.2 AND IN FAVOR OF PROPOSAL NO. 3. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.